FIDELITY(REGISTERED TRADEMARK)
STRATEGIC INCOME
FUND

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     11  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            12  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   30  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  34  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  39  The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS   40

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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

The NASDAQ, S&P 500(Registered trademark) and Dow Jones Industrial Average all closed 1999 at record highs. Investors should note, however, that much of the year's returns were driven by a single sector: technology. Most other stocks were flat or down in 1999. Likewise, bond investors had little cause to celebrate at year's end. Steadily rising interest rates left the benchmark 30-year Treasury at its highest yield level in two years.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the fund's total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999      PAST 1 YEAR  LIFE OF FUND

FIDELITY STRATEGIC INCOME            6.35%        6.48%

Fidelity Strategic Income            3.01%        5.21%
Composite

 JP EMBI Global                      24.81%       3.56%

 LB Government Bond                  -2.23%       5.26%

 ML High Yield Master II             2.51%        1.99%

 SB Non-US Dollar World Govt         -5.07%       8.56%
Bond

ML High Yield Master                 1.57%        1.89%

Multi-Sector Income Funds            2.57%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Global, the Lehman Brothers Government Bond Index, the Merrill Lynch High Yield Master II Index and the Salomon Brothers Non-U.S. Dollar World Government Bond Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the multi-sector income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 111 mutual funds. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  LIFE OF FUND

FIDELITY STRATEGIC INCOME          6.35%        3.84%

Fidelity Strategic Income          3.01%        3.09%
Composite

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             Strategic Income            FID Strategic Inc Comp.
ML High Yield Master II
             00368                       F0086
ML012
  1998/05/01      10000.00                    10000.00
   10000.00
  1998/05/31       9906.11                     9992.56
   10054.02
  1998/06/30       9906.23                    10004.02
   10105.95
  1998/07/31       9999.96                    10044.58
   10170.36
  1998/08/31       9282.03                     9549.45
    9656.96
  1998/09/30       9621.91                     9854.46
    9682.10
  1998/10/31       9669.33                     9921.35
    9473.17
  1998/11/30      10026.54                    10199.80
    9966.97
  1998/12/31      10012.62                    10212.79
    9949.11
  1999/01/31      10110.36                    10226.71
   10081.51
  1999/02/28      10016.64                    10087.20
   10014.78
  1999/03/31      10240.60                    10249.08
   10131.11
  1999/04/30      10521.10                    10423.31
   10316.47
  1999/05/31      10270.87                    10250.70
   10221.83
  1999/06/30      10299.44                    10256.74
   10196.50
  1999/07/31      10274.13                    10285.99
   10210.22
  1999/08/31      10239.11                    10253.35
   10102.34
  1999/09/30      10311.65                    10338.84
   10061.83
  1999/10/31      10363.09                    10374.60
   10007.22
  1999/11/30      10522.12                    10444.75
   10137.72
  1999/12/31      10648.19                    10520.61
   10198.91
IMATRL PRASUN   SHR__CHT 19991231 20000131 124153 R00000000000023

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by December 31, 1999, the value of the investment would have grown to $10,648 - a 6.48% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities - did over the same period. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,199 - a 1.99% increase. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe - did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Global, Lehman Brothers Government Bond Index, Merrill Lynch High Yield Master II Index, and the Salomon Brothers Non-U.S. Dollar World Government Bond Index, according to the fund's neutral mix *. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,521 - a 5.21% increase. Going forward, the fund will com-pare its performance to that of the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and there is therefore a better representation of the high-yield bond universe.

* CURRENTLY 40% HIGH-YIELD, 30% U.S. GOVERNMENT AND INVESTMENT-GRADE BONDS, 15% EMERGING-MARKETS, AND 15% FOREIGN DEVELOPED-MARKETS.

TOTAL RETURN COMPONENTS

                  YEAR ENDED DECEMBER 31, 1999  MAY 1, 1998 (COMMENCEMENT OF
                                                OPERATIONS) TO DECEMBER 31,
                                                1998

Dividend returns  7.19%                         4.93%

Capital returns   -0.84%                        -4.80%

Total returns     6.35%                         0.13%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share              7.26(cents)   35.26(cents)   66.38(cents)

Annualized dividend rate         9.05%         7.46%          7.01%

30-day annualized yield          7.34%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.45 over the past one month, $9.37 over the past six months and $9.47 over the life of fund, you can compare the fund's income over these three periods. The past one month dividends per share include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

Concern over rising interest rates,
spurred by strengthening global
economies, left most bond investors
looking much the worse for wear
during the 12-month period that
ended December 31, 1999.
Continued non-inflationary growth
in the U.S. economy, as well as a
sharp rally in worldwide
commodity prices - driven by a
dramatic rebound in oil -
provided the lifeblood for
wide-spread recovery in
international markets during this
time frame. Outside of positive
performing Canadian and
Japanese issues - beneficiaries of
strong local currencies - higher
rates proved insurmountable for
most other non-U.S. developed
markets, which produced negative
returns in local currency terms. A
markedly weak euro, coupled with
firming supply pressures, felled
bond prices in Germany, France
and Italy. On the other side of the
coin, supported by favorable
external and domestic conditions,
emerging-market debt made solid
strides toward recovery, outpacing
most other fixed-income markets
during the period. Russia was the
big winner, garnering interest from
the world for its commitment to
enacting wide-sweeping economic
reform. Having emerged from
recession, Brazil benefited from
bullish investor sentiment forming in
support of its own array of
progressive reform measures.
Similarly, signs of economic
expansion and strong growth
prospects buoyed both Mexico and
Argentina. Venezuela, while
troubled by political uncertainty,
strengthened as a result of rising oil
prices.

(photograph of John Carlson)(photograph of Kevin Grant)
(photograph of Mark Notkin)(photograph of Ian Spreadbury)

The following is an interview with John Carlson (top left), Lead
Portfolio Manager of Fidelity Strategic Income Fund, with additional comments from Kevin Grant (top right), on U.S. government and investment-grade securities; Mark Notkin (lower left) on high-yield securities; and Ian Spreadbury (lower right) on foreign developed-market securities. John Carlson also manages the emerging-markets portion of the fund.

Q. HOW DID THE FUND PERFORM, JOHN?

J.C. Very well relative to its benchmark and peers. For the 12 months ending December 31, 1999, the fund returned 6.35%. The multi-sector income funds average, as tracked by Lipper Inc., returned 2.57%. The Merrill Lynch High Yield Master II Index returned 2.51%.

Q. WHAT LED TO THE FUND'S STRONG PERFORMANCE?

J.C. There are four subportfolios that make up the fund: emerging markets, high-yield, foreign developed markets and U.S. investment-grade debt. Each one contributed in its own way to the fund's overall performance. The entire fund was positively influenced by strong, continued growth in the U.S. economy and recovery in the global markets.

Q. MARK, HOW DID THE HIGH-YIELD SUBPORTFOLIO PERFORM IN 1999 AND WHAT WAS YOUR FOCUS?

M.N. The subportfolio's outperformance compared to its benchmark was driven primarily by individual security selection and, to a lesser extent, industry selection. Most of the positive performance of the high-yield market occurred early in 1999 and again in the fourth quarter. During the May through October time period, performance was hampered by higher Treasury yields, volatile equity markets and Y2K fears, which dampened investor confidence. The subportfolio was overweighted in telecommunications and cable, while underweighted in health care, which contributed to performance. Cable industry fundamentals were very strong, demonstrating solid earnings growth, debt reduction and increased revenue streams. Deregulation of that industry - allowing emerging telecommunications companies to take market share from established companies - has come at a time when the industry is enjoying significant growth due to consumer demand for data and Internet services. Securities of Nextel, a national wireless telephone operator, appreciated during the year due to increasing subscribers and strong earnings growth. Several CLEC (competitive local exchange carriers) positions, such as Covad Communications, Intermedia Communications, and Winstar Communications also were strong contributors. Detractors included Jitney-Jungle and CKE Restaurants, which are no longer held in the fund.

Q. JOHN, WOULD YOU HIGHLIGHT SOME OF THE EVENTS THAT AFFECTED THE
EMERGING-MARKET DEBT PORTION OF THE FUND DURING 1999?

J.C. Of course. Russia was the big story in 1998, and it was again in 1999. However, this time the story was good - after having been oversold and distressed in 1998, the Russian market is recovering. Its government adopted a number of prudent fiscal and monetary policies, with the result being that Russia ended the year as the best-performing country in the index. The fund's overweighted position in Russia was the largest contributor to performance. The fund's holdings in Brazil also aided performance. In January 1999, Brazil devalued its local currency, the real, sending valuations downward. Its government used the crisis to enact reforms in its social security system, and valuations rebounded by year's end. Another significant factor was the rally in the commodities markets worldwide; most notable was the near doubling of oil prices during the year. This had a positive effect on a number of emerging-market countries, since most of them are commodity exporters.

Q. KEVIN, HOW DID THE U.S. GOVERNMENT SECTOR OF THE PORTFOLIO FARE?

K.G. The subportfolio ended the year in line with its benchmark, which is what it should do. The subportfolio is designed to be the stable component of the larger portfolio and to add value by credit selection and trading efficiencies. Long-term bonds began 1999 with unusually low interest rates, as a result of the flight to quality during 1998 caused by the crisis in world markets. Interest rates that low simply could not be sustained. During 1999, interest rates rose rapidly as the world markets rebounded and investor confidence returned. While the returns on the subportfolio were not as high as they were last year, there was a positive note: Higher levels of interest rates have increased the income stream into the portfolio. The income creates a cushion for market activity; if interest rates continue to rise, the income will offset the impact of lower returns and, if rates remain steady or decline, then the bond market could post strong returns.

Q. IAN, WHAT WAS YOUR STRATEGY FOR THE FOREIGN DEVELOPED COUNTRY
SUBPORTFOLIO DURING 1999?

I.S. The recovery of the world markets, particularly the emerging countries, was not necessarily good news for the G-7 markets. The yen strengthened over the period as positive economic news from Japan showed signs of recovery. The euro declined during the year, driven by a relatively weak economy in Western Europe as well as loose monetary policy. The fund was able, however, to take advantage of selective investment opportunities created by the large number of euros issued, especially in the lower quality investment-grade categories. The British sterling portfolio has seen historically wide spreads, partly driven by the high cost of gilts, and has provided good investment opportunities. One of the strategies I successfully employed during the year was underweighting medium duration bonds in the gilt, or British government bond, portfolio anticipating their underperformance relative to short and long duration bonds.

Q. JOHN, AS LEAD PORTFOLIO MANAGER, WHAT'S YOUR OUTLOOK FOR THE FUND?

J.C. More of the same - and by that I mean the fund's investment strategy of strategic allocations to four subportfolios will be maintained. Emphasis will continue to be placed on individual security selection utilizing Fidelity's extensive credit research capabilities. We look for continued growth from the high-yield and emerging markets portfolios, and diversification and liquidity from the foreign developed markets and investment grade portfolios.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: a high level of current
income by investing primarily
in debt securities; as a
secondary objective, the fund
may seek capital
appreciation

FUND NUMBER: 368

TRADING SYMBOL: FSICX

START DATE: May 1, 1998

SIZE: as of December 31,
1999, more than $41 million

MANAGER: John Carlson, lead
and emerging-markets manager;
since 1998, Kevin Grant, U.S.
government investments; since
1998; Mark Notkin, high-yield
investments, since 1999;
and Ian Spreadbury, foreign
developed market securities,
since 1998.

JOHN CARLSON DISCUSSES
THE FUND'S NEUTRAL
INVESTMENT ALLOCATION:

"There are four subportfolios that
make up this fund: U.S. high-yield
(40%), U.S. government (30%),
foreign developed markets (15%),
and emerging-market debt (15%).
Fidelity conducted extensive
research to determine the optimal
mix to maximize diversification
and return. The U.S. high-yield and
emerging-market subportfolios
typically provide the bulk of the
return while assuming the most risk.
The U.S. government sector provides
stability and liquidity, while the
foreign developed-market portion
adds diversification, primarily
through currency exposure.

"The contrasting market
environments of 1998 and 1999 clearly
demonstrate how the neutral
investment strategy works. In 1998,
adverse conditions for the high-yield
and emerging-debt markets led to
negative returns in those
subportfolios. Positive returns were
created in the two remaining
subportfolios by those same forces. In
1999, the story was reversed, when
U.S. high-yield and emerging-market
debt recovered against a backdrop of
higher developed-country interest
rates and a stronger U.S. dollar. The
fund's success through these two
markedly different environments
supports our research that at least
two of the four sectors provide
positive returns to the fund on a
quarterly basis.

"The portfolio's neutral investment
mix was designed to succeed across
an entire market cycle. Looking
forward, we anticipate making no
changes to the fund's structure. We
do not believe it is possible to predict the direction of markets consistently;
instead, we rely on the individual
portfolio managers to add value over
their benchmarks."


INVESTMENT CHANGES





TOP FIVE HOLDINGS AS OF
DECEMBER 31, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
EQUIVALENTS)                                            MONTHS AGO

U.S. Treasury Obligations       28.4                     26.4

Federative Republic of Brazil   2.8                      3.0

Canadian Government             2.5                      1.8

Republic of Italy               2.4                      0.0

United Mexican States             2.4                      1.1

                                 38.5                     32.3

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1999

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

MEDIA & LEISURE                 15.2                     14.2

UTILITIES                       10.2                     10.1

BASIC INDUSTRIES                3.8                      3.8

INDUSTRIAL MACHINERY &          2.4                      1.8
EQUIPMENT

TECHNOLOGY                      2.4                      2.1

QUALITY DIVERSIFICATION AS OF
DECEMBER 31, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa, Aa, A                      42.0                     39.0

Baa                             0.8                      1.4

Ba                              5.1                      8.1

B                               36.9                     31.8

Caa, Ca, C                      4.2                      5.4

Not Rated                       2.0                      2.9


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P(registered trademark) RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1999 AND JUNE 30, 1999 ACCOUNT FOR 2% AND 2.9 % RESPECTIVELY OF THE FUND'S INVESTMENTS.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF DECEMBER 31, 1999 *                                     AS OF JUNE 30, 1999 **

Corporate Bonds                  36.0%                        Corporate Bonds                         36.4%

U.S. Government & Government                                  U.S. Government & Government
Agency Obligations               28.4%                        Agency Obligations                      26.4%

Foreign Government  &                                         Foreign Government &
Government Agency                                             Government Agency
Obligations                      24.7%                        Obligations                             21.1%

Stocks                            4.5%                        Stocks                                   3.7%

Other Investments                 0.7%                        Other Investments                        2.3%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                  5.7%                        Net Other Assets                        10.1%

* FOREIGN INVESTMENTS            32.3%                        ** FOREIGN INVESTMENTS                  29.7%

Row: 1, Col: 1, Value: 36.0                                   Row: 1, Col: 1, Value: 36.4
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 28.4                                   Row: 1, Col: 3, Value: 26.4
Row: 1, Col: 4, Value: 24.7                                   Row: 1, Col: 4, Value: 21.1
Row: 1, Col: 5, Value: 4.5                                    Row: 1, Col: 5, Value: 3.7
Row: 1, Col: 6, Value: 0.7000000000000001                     Row: 1, Col: 6, Value: 2.3
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.7                                    Row: 1, Col: 8, Value: 10.1




PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets



CORPORATE BONDS - 36.0%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

CONVERTIBLE BONDS - 1.0%

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Total Renal Care Holdings,        B1          $ 100,000                          $ 62,750
Inc. 7% 5/15/09 (g)

MEDIA & LEISURE - 0.6%

BROADCASTING - 0.4%

EchoStar Communications Corp.     -            80,000                             98,200
 4.875% 1/1/07 (g)

NTL, Inc. 5.75% 12/15/09 (g)      -            66,000                             71,115

                                                                                  169,315

LODGING & GAMING - 0.2%

Signature Resorts, Inc. 5.75%     Caa1         100,000                            59,750
1/15/07

TOTAL MEDIA & LEISURE                                                             229,065

RETAIL & WHOLESALE - 0.1%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

Sunglass Hut International,       B3           70,000                             56,963
Inc. 5.25% 6/15/03

UTILITIES - 0.2%

TELEPHONE SERVICES - 0.2%

Telekom Malaysia BHD 4%           Baa3         100,000                            86,000
10/3/04

TOTAL CONVERTIBLE BONDS                                                           434,778

NONCONVERTIBLE BONDS - 35.0%

BASIC INDUSTRIES - 3.8%

CHEMICALS & PLASTICS - 2.3%

Berry Plastics Corp. 11%          B3           70,000                             71,050
7/15/07 (g)

Geo Specialty Chemicals, Inc.     B3           50,000                             46,000
10.125% 8/1/08

Georgia Gulf Corp. 10.375%        B1           20,000                             20,875
11/1/07 (g)

Huntsman Corp. 9.5% 7/1/07 (g)    B2           150,000                            141,750

Huntsman ICI Chemicals LLC        B2           285,000                            292,838
10.125% 7/1/09 (g)

Lyondell Chemical Co.:

9.625% 5/1/07                     Ba3          110,000                            112,200

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

CHEMICALS & PLASTICS -
CONTINUED

Lyondell Chemical Co.: -
continued

9.875% 5/1/07                     Ba3         $ 120,000                          $ 122,400

10.875% 5/1/09                    B2           130,000                            134,550

                                                                                  941,663

IRON & STEEL - 0.2%

WHX Corp. 10.5% 4/15/05           B3           70,000                             68,600

METALS & MINING - 0.3%

Better Minerals & Aggregates      B3           40,000                             40,100
Co.  13% 9/15/09 (g)

Kaiser Aluminum & Chemical        B3           80,000                             80,000
Corp.  12.75% 2/1/03

                                                                                  120,100

PACKAGING & CONTAINERS - 0.7%

Gaylord Container Corp.           Caa1         110,000                            102,300
9.375% 6/15/07

Packaging Corp. of America        B3           185,000                            188,931
9.625% 4/1/09

                                                                                  291,231

PAPER & FOREST PRODUCTS - 0.3%

Florida Coast Paper Co. LLC       Ca           40,000                             25,600
Florida Coast Paper Finance
Corp. Series B, 12.75%
6/1/03 (c)

Millar Western Forest             B3           70,000                             70,000
Products Ltd.  9.875% 5/15/08

Repap New Brunswick, Inc.         Caa1         50,000                             46,125
yankee  10.625% 4/15/05

                                                                                  141,725

TOTAL BASIC INDUSTRIES                                                            1,563,319

CONSTRUCTION & REAL ESTATE -
0.3%

CONSTRUCTION - 0.3%

Blount, Inc.:

7% 6/15/05                        B2           55,000                             47,713

13% 8/1/09 (g)                    B3           75,000                             79,125

                                                                                  126,838

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

DURABLES - 0.6%

CONSUMER DURABLES - 0.1%

Simonds Industries, Inc.          B3          $ 60,000                           $ 48,000
10.25% 7/1/08

HOME FURNISHINGS - 0.5%

Omega Cabinets Ltd. 10.5%         B3           90,000                             89,550
6/15/07

Sealy Mattress Co. 9.875%         B3           60,000                             59,400
12/15/07

Winsloew Furniture, Inc.          B2           60,000                             57,300
12.75% 8/15/07 (g)

                                                                                  206,250

TOTAL DURABLES                                                                    254,250

ENERGY - 0.4%

ENERGY SERVICES - 0.2%

Petroliam Nasional BHD            Baa3         100,000                            88,500
(Petronas) yankee 7.625%
10/15/26 (g)

OIL & GAS - 0.2%

Petroleos Mexicanos 9.5%          BB           60,000                             58,800
9/15/27

Swift Energy Co. 10.25% 8/1/09    B2           30,000                             30,225

                                                                                  89,025

TOTAL ENERGY                                                                      177,525

FINANCE - 1.9%

BANKS - 0.6%

Banco Nacional de
Desenvolvimento  Economico e
Social:

12.193% 6/16/08 (Reg. S) (h)      B2           200,000                            181,000

12.193% 6/16/08 (g)(h)            B2           80,000                             72,400

                                                                                  253,400

CREDIT & OTHER FINANCE - 1.2%

AMRESCO, Inc. 9.875% 3/15/05      Caa3         40,000                             26,600

APP International Finance         Caa1         100,000                            92,000
(Mauritius) Ltd.  0% 7/7/00
(g)

APP International Finance Co.     Caa1         160,000                            134,800
11.75% 10/1/05

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Dobson/Sygnet Communications      -           $ 80,000                           $ 88,000
Co.  12.25% 12/15/08

Kappa Beheer BV 10.625%           B2           160,000                            167,200
7/15/09 (g)

                                                                                  508,600

INVESTMENT COMPANIES - 0.1%

Astra Overseas Finance BV         -            70,000                             24,150
(Reg. S)  0% 6/30/06

TOTAL FINANCE                                                                     786,150

HEALTH - 1.1%

DRUGS & PHARMACEUTICALS - 0.0%

Global Health Sciences, Inc.      Caa1         22,000                             13,200
11% 5/1/08

MEDICAL FACILITIES MANAGEMENT
- 1.1%

Everest Healthcare Services,      B3           50,000                             46,750
Inc. 9.75% 5/1/08

Hanger Orthopedic Group, Inc.     B3           60,000                             61,950
 11.25% 6/15/09

Mariner Post-Acute Network,       B3           116,000                            6,960
Inc.  9.5% 11/1/07 (c)

Oxford Health Plans, Inc. 11%     Caa1         150,000                            145,500
5/15/05

Tenet Healthcare Corp. 8.125%     Ba3          70,000                             65,275
12/1/08

Unilab Corp. 12.75% 10/1/09       B3           110,000                            113,850
(g)

                                                                                  440,285

TOTAL HEALTH                                                                      453,485

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.4%

ELECTRICAL EQUIPMENT - 0.3%

Motors & Gears, Inc. 10.75%       B3           120,000                            116,400
11/15/06

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Applied Power, Inc. 8.75%         B1           160,000                            156,400
4/1/09

Dunlop Standard Aero Holdings     B3           60,000                             61,800
PLC  11.875% 5/15/09

Thermadyne Manufacturing LLC      B3           110,000                            91,300
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3           60,000                             35,100

                                                                                  344,600

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 1.3%

Allied Waste North America,
Inc.:

7.875% 1/1/09                     Ba2         $ 50,000                           $ 44,000

10% 8/1/09 (g)                    B2           500,000                            445,000

Safety-Kleen Corp. 9.25%          B3           40,000                             38,100
5/15/09

                                                                                  527,100

TOTAL INDUSTRIAL MACHINERY &                                                      988,100
EQUIPMENT

MEDIA & LEISURE - 13.8%

BROADCASTING - 11.4%

ACME Television LLC/ACME          B3           100,000                            90,000
Financial Corp.  0% 9/30/04
(e)

Adelphia Communications Corp.:

7.875% 5/1/09                     B1           150,000                            134,250

8.375% 2/1/08                     B1           120,000                            112,200

9.875% 3/1/07                     B1           40,000                             40,400

Ascent Entertainment Group,       B3           20,000                             14,900
Inc. 0% 12/15/04 (e)

Benedek Communications Corp.      B3           150,000                            135,000
0% 5/15/06 (e)

CapStar Broadcasting              B1           110,000                            113,850
Partners, Inc.  9.25% 7/1/07

Century Communications Corp.:

Series B, 0% 1/15/08              B1           700,000                            306,250

8.75% 10/1/07                     B1           30,000                             28,800

9.5% 3/1/05                       B1           20,000                             20,150

Chancellor Media Corp.:

8% 11/1/08                        Ba2          200,000                            199,750

8.125% 12/15/07                   B1           80,000                             79,800

9% 10/1/08                        B1           120,000                            124,800

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (e)                     B2           160,000                            93,600

8.625% 4/1/09                     B2           175,000                            161,875

Citadel Broadcasting Co.:

9.25% 11/15/08                    B3           330,000                            330,825

10.25% 7/1/07                     B3           60,000                             63,300

Classic Cable, Inc. 9.375%        B3           15,000                             14,475
8/1/09

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Comcast UK Cable Partners         B2          $ 40,000                           $ 37,800
Ltd.  0% 11/15/07 (e)

Diamond Cable Communications      B3           110,000                            103,400
PLC yankee  0% 12/15/05 (e)

Earthwatch, Inc. 0% 7/15/07       -            80,000                             56,000
unit (e)(g)

EchoStar DBS Corp. 9.375%         B2           370,000                            370,925
2/1/09

Falcon Holding Group
LP/Falcon Funding Corp.:

0% 4/15/10 (e)                    B2           340,000                            248,200

8.375% 4/15/10                    B2           50,000                             50,000

Golden Sky DBS, Inc. 0%           Caa1         130,000                            78,650
3/1/07 (e)

Lenfest Communications, Inc.      B1           20,000                             19,800
8.25% 2/15/08

LIN Holdings Corp. 0% 3/1/08      B3           73,000                             49,275
(e)

NTL Communications Corp.:

0% 10/1/08 (e)                    B3           500,000                            352,500

11.5% 10/1/08                     B3           180,000                            194,850

NTL, Inc.:

0% 4/1/08 (e)                     B3           60,000                             41,400

10% 2/15/07                       B3           40,000                             41,200

Olympus Communications            B1           10,000                             10,450
LP/Olympus Capital Corp.
10.625% 11/15/06

Pegasus Communications Corp.:

9.625% 10/15/05                   B3           75,000                             75,750

12.5% 8/1/07 (g)                  B3           75,000                             80,813

Satelites Mexicanos SA de CV      B3           120,000                            84,000
10.125% 11/1/04

Sinclair Broadcast Group,         B2           52,000                             49,400
Inc. 9% 7/15/07

Susquehanna Media Co. 8.5%        B1           20,000                             19,600
5/15/09

Telemundo Holdings, Inc. 0%       Caa1         40,000                             24,200
8/15/08 (e)

Telewest Communications PLC:

0% 4/15/09 (e)(g)                 B1           180,000                            114,300

11.25% 11/1/08                    B1           40,000                             43,700

Telewest PLC yankee 9.625%        B1           70,000                             71,400
10/1/06

United International              B3           365,000                            228,125
Holdings, Inc.  0% 2/15/08
(e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

United Pan-Europe
Communications NV:

0% 8/1/09 (e)                     B2          $ 210,000                          $ 120,750

10.875% 8/1/09                    B2           85,000                             86,275

                                                                                  4,716,988

ENTERTAINMENT - 1.2%

Bally Total Fitness Holding       B3           50,000                             48,375
Corp.  9.875% 10/15/07

Jupiters Ltd. 8.5% 3/1/06         Ba1          50,000                             47,625

Mohegan Tribal Gaming             Ba3          100,000                            98,500
Authority  8.75% 1/1/09

Premier Parks, Inc.:

0% 4/1/08 (e)                     B3           140,000                            95,200

9.25% 4/1/06                      B3           120,000                            117,000

Regal Cinemas, Inc. 9.5%          Caa1         105,000                            82,950
6/1/08

                                                                                  489,650

LODGING & GAMING - 1.0%

Florida Panthers Holdings,        B2           110,000                            106,700
Inc. 9.875% 4/15/09

Hollywood Casino Corp. 11.25%     B3           20,000                             20,850
5/1/07

Horseshoe Gaming LLC:

8.625% 5/15/09                    B2           40,000                             38,500

9.375% 6/15/07                    B+           100,000                            99,500

Signature Resorts, Inc.:

9.25% 5/15/06                     B2           60,000                             56,100

9.75% 10/1/07                     B3           100,000                            86,000

Station Casinos, Inc. 8.875%      B1           30,000                             28,650
12/1/08

                                                                                  436,300

RESTAURANTS - 0.2%

Domino's, Inc. 10.375% 1/15/09    B3           50,000                             48,125

NE Restaurant, Inc. 10.75%        B3           50,000                             44,375
7/15/08

                                                                                  92,500

TOTAL MEDIA & LEISURE                                                             5,735,438

NONDURABLES - 0.7%

FOODS - 0.7%

Del Monte Corp. 12.25% 4/15/07    B3           116,000                            128,180

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - CONTINUED

FOODS - CONTINUED

Del Monte Foods Co. 0%            Caa1        $ 112,000                          $ 85,120
12/15/07 (e)

Premier International Foods       B3           90,000                             89,100
PLC 12% 9/1/09 (g)

                                                                                  302,400

RETAIL & WHOLESALE - 0.8%

GENERAL MERCHANDISE STORES -
0.3%

Kmart Corp. 8.375% 12/1/04        Ba1          120,000                            119,400

GROCERY STORES - 0.5%

Pueblo Xtra International,
Inc.:

Series C, 9.5% 8/1/03             B3           50,000                             30,000

9.5% 8/1/03                       B3           100,000                            60,000

Smiths Food & Drug Centers,       BBB-         100,000                            104,500
Inc. 1994 Pass Through Trust
9.2% 7/2/18

                                                                                  194,500

TOTAL RETAIL & WHOLESALE                                                          313,900

SERVICES - 0.2%

LEASING & RENTAL - 0.2%

Crown Castle International        B3           140,000                            88,025
Corp.  0% 5/15/11 (e)

TECHNOLOGY - 1.9%

COMPUTER SERVICES & SOFTWARE
- 1.1%

Amazon.com, Inc. 0% 5/1/08 (e)    Caa1         120,000                            78,900

Covad Communications Group,
Inc.:

0% 3/15/08 (e)                    B3           30,000                             18,825

12.5% 2/15/09                     B3           12,000                             12,420

DecisionOne Corp. 9.75%           B3           80,000                             300
8/1/07 (c)

Exodus Communications, Inc.       B-           110,000                            111,925
10.75% 12/15/09 (g)

Federal Data Corp. 10.125%        B3           115,000                            83,375
8/1/05

PSINet, Inc. 11% 8/1/09           B3           75,000                             77,063

Verio, Inc. 11.25% 12/1/08        B3           80,000                             83,600

                                                                                  466,408

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - 0.2%

Telecommunications Techniques     B3          $ 88,000                           $ 80,080
Co. LLC  9.75% 5/15/08

ELECTRONICS - 0.6%

ChipPAC International Ltd.        B3           60,000                             63,000
12.75% 8/1/09 (g)

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3           50,000                             50,500

10.375% 10/1/07                   B3           60,000                             61,200

Intersil Corp. 13.25% 8/15/09     B3           50,000                             54,500
(g)

                                                                                  229,200

TOTAL TECHNOLOGY                                                                  775,688

TRANSPORTATION - 0.1%

AIR TRANSPORTATION - 0.1%

Kitty Hawk, Inc. 9.95%            B1           30,000                             29,625
11/15/04

UTILITIES - 7.0%

CELLULAR - 3.1%

McCaw International Ltd. 0%       Caa1         110,000                            77,000
4/15/07 (e)

Millicom International            Caa1         155,000                            128,263
Cellular SA 0% 6/1/06 (e)

Nextel Communications, Inc.:

0% 9/15/07 (e)                    B1           20,000                             14,950

0% 2/15/08 (e)                    B1           110,000                            78,375

9.75% 8/15/04                     B1           70,000                             72,450

12% 11/1/08                       B1           90,000                             100,575

Orbital Imaging Corp. 11.625%     CCC+         35,000                             23,625
3/1/05

Rogers Communications, Inc.       B2           210,000                            211,575
8.875% 7/15/07

US Unwired, Inc. 0% 11/1/09       Caa1         50,000                             29,250
(e)(g)

Voicestream Wireless
Corp./Voicestream Wireless
Holding Co.:

0% 11/15/09 (e)(g)                B2           690,000                            415,725

10.375% 11/15/09 (g)              B2           120,000                            123,600

                                                                                  1,275,388

TELEPHONE SERVICES - 3.9%

Alestra S. de R.L. de CV          B2           50,000                             50,500
12.625% 5/15/09

Allegiance Telecom, Inc. 0%       B3           210,000                            151,200
2/15/08 (e)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Compania Internacional de         BB     ARS   60,000                            $ 49,807
Telecomunicaciones 10.375%
8/1/04 (Reg. S)

Energis PLC 9.75% 6/15/09         B1           70,000                             72,450

Esat Telecom Group PLC            Caa1         10,000                             11,200
11.875% 12/1/08

Esprit Telecom Group PLC          B3           30,000                             29,850
10.875% 6/15/08

GST Equipment Funding, Inc.       -            60,000                             57,900
13.25% 5/1/07

GST Telecommunications, Inc.      -            60,000                             56,400
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (e)     -            150,000                            111,750

Hyperion Telecommunications,      Caa1         65,000                             68,900
Inc.  12% 11/1/07

ICG Services, Inc. 0% 2/15/08     B3           300,000                            156,750
(e)

Intermedia Communications,        B2           90,000                             82,800
Inc. 8.5% 1/15/08

McLeodUSA, Inc. 0% 3/1/07 (e)     B1           200,000                            162,000

Metromedia Fiber Network,         B2           40,000                             40,800
Inc. 10% 12/15/09

NEXTLINK Communications, Inc.:

0% 4/15/08 (e)                    B2           110,000                            69,850

0% 6/1/09 (e)                     B2           120,000                            73,200

10.5% 12/1/09 (g)                 B2           80,000                             81,400

Rhythms NetConnections, Inc.      B3           80,000                             77,600
12.75% 4/15/09

Viatel, Inc. 0% 4/15/08 (e)       B3           10,000                             6,300

WinStar Communications, Inc.:

0% 3/15/08 (e)                    CCC          155,000                            158,100

10% 3/15/08                       CCC          50,000                             48,000

                                                                                  1,616,757

TOTAL UTILITIES                                                                   2,892,145

TOTAL NONCONVERTIBLE BONDS                                                        14,486,888

TOTAL CORPORATE BONDS                                                             14,921,666
(Cost $15,280,021)

U.S. TREASURY OBLIGATIONS -
28.4%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

U.S. Treasury Bonds:

9% 11/15/18                       Aaa         $ 2,025,000                        $ 2,489,171

10.75% 8/15/05                    Aaa          7,785,000                          9,284,853

TOTAL U.S. TREASURY OBLIGATIONS                                                   11,774,024
(Cost $12,557,214)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - 24.7%



Bangko Sentral Pilipinas 8.6%     Ba1          80,000                             66,600
6/15/27

Bank for Foreign Economic         Ca           210,000                            37,275
Affairs of Russia
(Vnesheconombank) interest
notes  6.9063% 12/15/15
(c)(h)

Bulgarian Republic Brady:

discount A 6.5% 7/28/24 (h)       B2           60,000                             48,225

FLIRB A 2.75% 7/28/12 (h)         B2           70,000                             50,225

interest arrears bond 6.5%        B2           90,000                             71,213
7/28/11 (h)

Canadian Government:

7% 12/1/06                        Aa1    CAD   775,000                            557,076

9% 6/1/25                         Aa1    CAD   175,000                            160,966

10% 5/1/02                        Aa1    CAD   420,000                            314,470

City of Buenos Aires euro         B1     ARS   178,000                            147,761
10.5% 5/28/04

City of St. Petersburg Russia     Caa1         100,000                            64,000
9.5% 6/18/02 (Reg. S)

Ecuador Republic:

Brady:

discount euro 6.75% 2/28/25       Caa3         60,000                             23,100
(c)(h)

par euro 4% 2/28/25  (c)(f)       Caa3         60,000                             20,625

Brady past due interest euro      Caa3         93,148                             22,588
6.75% 2/28/15 (bearer)
(c)(h)

Federal Republic of Germany:

3.75% 1/4/09                      Aaa    EUR   480,000                            429,526

4.5% 5/17/02                      Aaa    EUR   200,000                            201,914

5.625% 1/4/28                     Aaa    EUR   200,000                            191,066

Federative Republic of Brazil:

Brady:

capitalization bond 8% 4/15/14    B2           570,209                            429,083

debt conversion bond euro 7%      B2           340,000                            252,450
4/15/12 (h)

discount euro 6.9375% 4/15/24     B2           110,000                            83,463
(h)

new money bond L 7% 4/15/09       B2           230,000                            186,300
(Bearer) (h)

6.9375% 4/15/06 (h)               B2           141,000                            123,904

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Federative Republic of
Brazil: - continued

14.5% 10/15/09                    B2          $ 110,000                          $ 121,963

Kingdom of Belgium 3.75%          Aa1    EUR   750,000                            656,870
3/28/09

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (h)            Ba3          60,000                             37,425

past due interest 4.5% 3/7/17     Ba3          70,000                             48,563
(h)

Republic of Argentina:

BOCON 2.7696% 4/1/07 (h)          B1     ARS   334,184                            229,021

Brady:

discount euro 6.875% 3/31/23      B1           130,000                            103,350
(h)

par euro 6% 3/31/23               B1           160,000                            105,600

9.75% 9/19/27                     B1           230,000                            207,000

11.75% 2/12/07                    B1     ARS   70,000                             62,659

12.125% 2/25/19                   B1           50,000                             52,750

Republic of Colombia 8.7%         Ba2          90,000                             69,750
2/15/16

Republic of Croatia 6.4563%       Baa3         25,963                             23,756
7/31/06 (h)

Republic of Italy 3.75% 6/8/05    Aa3    JPY   90,000,000                         1,006,714

Kazakhstan Republic 13.625%       B1           30,000                             31,538
10/18/04 (g)

Republic of Poland 0% 12/21/01    A      PLN   170,000                            31,492

Republic of Venezuela:

Brady FLIRB A 6.875% 3/31/07      B2           357,140                            280,355
(h)

global bond:

13.625% 8/15/18                   B2           40,000                             35,450

13.625% 8/15/18                   B2           100,000                            88,625

9.125% 6/18/07                    B2           300,000                            226,500

9.25% 9/15/27                     B2           120,000                            80,700

Russian Federation:

euro 12.75% 6/24/28 (Reg. S)      B3           100,000                            70,000

8.75% 7/24/05                     B3           130,000                            81,575

9.25% 11/27/01                    B3           70,000                             57,400

10% 6/26/07                       B3           100,000                            63,250

11% 7/24/18 (Reg. S)              B3           150,000                            91,875

11.75% 6/10/03                    B3           60,000                             46,500

Russian Federation Ministry       Ca           50,000                             16,125
of Finance  3% 5/14/03

South African Republic 13%        Baa1   ZAR   200,000                            31,340
8/31/10

Treuhandanstalt 7.5% 9/9/04       Aaa    EUR   800,000                            888,164

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

Turkish Republic 20.27%           -      TRL   13,562,000                        $ 26,017
7/24/02 (h)(k)

United Kingdom, Great Britain
&  Northern Ireland:

7.5% 12/7/06                      Aaa    GBP   100,000                            175,610

8.75% 8/25/17                     Aaa    GBP   160,000                            374,213

9.75% 8/27/02                     Aaa    GBP   205,000                            356,733

United Mexican States:

Brady:

 discount D 6.4531% 12/31/19      Ba1          250,000                            234,375
(h)

 par A 6.25% 12/31/19 unit        Ba1          250,000                            197,500

Brady par B 6.25% 12/31/19        Ba1          250,000                            197,500
unit

global bond 11.5% 5/15/26         Ba1          275,000                            327,938

value recovery rights 6/30/03     -            384,000                            4
discount D (j)

TOTAL FOREIGN GOVERNMENT AND                                                      10,218,030
GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,650,719)


SUPRANATIONAL OBLIGATIONS -
0.0%

International Bank for       AAA   PLN   30,000     7,146
Reconstruction &
Development 15.5% 11/22/00
(Cost $7,061)

COMMON STOCKS - 0.2%

                               SHARES

DURABLES - 0.0%

HOME FURNISHINGS - 0.0%

Winsloew Furniture, Inc.        60                  300
warrants 8/15/07 (a)(g)

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

NTL, Inc. warrants 10/14/08     56                  2,800
(a)

TECHNOLOGY - 0.0%

ELECTRONICS - 0.0%

Intersil Holding Corp.          50                  7,025
warrants 8/15/09 (a)(g)

COMMON STOCKS - CONTINUED

                               SHARES              VALUE (NOTE 1)

UTILITIES - 0.2%

CELLULAR - 0.0%

Orbital Imaging Corp.           38                 $ 570
warrants 3/1/05 (a)(g)

TELEPHONE SERVICES - 0.2%

InterAmericas Communications    1,750               55,563
Corp. warrants 10/27/07 (a)

TOTAL UTILITIES                                     56,133

TOTAL COMMON STOCKS                                 66,258
(Cost $8,813)

PREFERRED STOCKS - 4.3%

CONVERTIBLE PREFERRED STOCKS
- 0.2%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Laboratory Corp. of America     1,150               79,350
Holdings Series A, $4.25

NONCONVERTIBLE PREFERRED
STOCKS - 4.1%

MEDIA & LEISURE - 0.8%

BROADCASTING - 0.5%

Benedek Communications Corp.    90                  72,000
11.5% pay-in-kind

CSC Holdings, Inc.:

11.125% pay-in-kind             252                 27,531

Series H, 11.75% pay-in-kind    376                 41,360

Sinclair Capital 11.625%        672                 67,368

                                                    208,259

PUBLISHING - 0.3%

PRIMEDIA, Inc. 8.625%           1,418               125,493

TOTAL MEDIA & LEISURE                               333,752

TECHNOLOGY - 0.5%

COMPUTER SERVICES & SOFTWARE
- 0.5%

Concentric Network Corp.        204                 204,000
13.5% pay-in-kind

UTILITIES - 2.8%

CELLULAR - 1.6%

Nextel Communications, Inc.:

11.125% pay-in-kind             386                 387,930

Series D, 13% pay-in-kind       260                 279,500

                                                    667,430

PREFERRED STOCKS - CONTINUED

                               SHARES              VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 1.2%

Intermedia Communications,      130                $ 126,750
Inc. 13.5% pay-in-kind

NEXTLINK Communications, Inc.   2,377               128,358
14% pay-in-kind

WinStar Communications, Inc.    250                 247,500
14.25% (a)

                                                    502,608

TOTAL UTILITIES                                     1,170,038

TOTAL NONCONVERTIBLE                                1,707,790
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                              1,787,140
(Cost $1,723,747)


SOVEREIGN LOAN PARTICIPATIONS
- 0.5%

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)

Algerian Republic loan
participation:

Series 1 - Deutsche Bank          -      $ 30,000                         22,950
6.625% 9/4/06 (h)

Series 1 - The Chase              -       30,000                          22,950
Manhattan Bank  6.625%
9/4/06 (h)

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

BankBoston Corp. 6.9063%          -       205,000                         32,800
12/15/20 (c)(h)

Deutsche Bank 6.9063%             -       150,000                         24,000
12/15/20 (c)(h)

Merrill Lynch, Pierce, Fenner     -       30,000                          4,800
& Smith, Inc. 6.9063%
12/15/20 (c)(h)

Paribas Capital Markets           -       140,000                         22,400
6.9063% 12/15/20 (c)(h)

The Chase Manhattan Bank          -       110,000                         17,600
6.9063% 12/15/20 (c)(h)

Moroccan Kingdom loan
participation:

Series A - Morgan Guaranty        -       70,000                          63,350
Trust Co. 6.8438% 1/1/09 (h)

TOTAL SOVEREIGN LOAN                                                      210,850
PARTICIPATIONS
(Cost $192,316)


COMMERCIAL PAPER - 1.2%

                                   PRINCIPAL AMOUNT (D)      VALUE (NOTE 1)

Depfa Bank Europe PLC 3.48%   EUR   500,000                  $ 502,606
1/12/00 (Cost $503,946)

CASH EQUIVALENTS - 2.9%

                                    MATURITY AMOUNT

Investments in repurchase          $ 1,179,332                 1,179,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 3.38%,
dated 12/31/99 due 1/3/00
(Cost $1,179,000)


PURCHASED OPTIONS - 0.2%

EXPIRATION DATE/STRIKE PRICE                     UNDERLYING FACE AMOUNT

PURCHASED OPTIONS - 0.2%

The Deutsche Bank Call Option   4/00/ 8.75       $ 160,000                         74,500
on $1,000,000 notional
amount of Bank  for Foreign
Economic Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement -
Deutsche Bank 6.9063%
12/15/20

The Deutsche Bank Call Option   1/00/ 78.25       478,882                          6,982
on $607,140 notional amount
of Republic of Venezuela
Brady debt conversion bond
euro 6.3125% 12/18/07

TOTAL PURCHASED OPTIONS                                                            81,482
(Cost $38,036)


TOTAL INVESTMENT PORTFOLIO -                                                       40,748,202
98.4%
(Cost $41,140,873)

NET OTHER ASSETS - 1.6%                                                            668,628

NET ASSETS - 100%                                                                $ 41,416,830


SECURITY TYPE ABBREVIATIONS

FLIRB                        -   Front Loaded Interest
                                 Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                          -   Argentine peso

CAD                          -   Canadian dollar

EUR                          -   European Monetary Unit

GBP                          -   British pound

JPY                          -   Japanese yen

PLN                          -   Polish zloty (new)

TRL                          -   Turkish lira

ZAR                          -   South African rand

LEGEND

(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,173,099 or 7.7% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

(k) Principal amount in thousands.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa,  Aa, A       41.9%      AAA, AA, A    42.0%

Baa               0.6%       BBB           1.5%

Ba                4.9%       BB            8.4%

B                 36.4%      B             32.3%

Caa               3.5%       CCC           3.6%

Ca, C             0.2%       CC, C         0.7%

                             D             0.2%

The percentage not rated by Moody's or S&P amounted to 2.0%. FMR has determined that unrated debt securities that are lower quality account for 2.0% of the total value of investment in securities.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     67.7%

Germany                       4.1

United Kingdom                3.6

Brazil                        3.4

Canada                        3.4

Mexico                        2.8

Italy                         2.4

Argentina                     2.2

Venezuela                     1.7

Russia                        1.6

Belgium                       1.6

Ireland                       1.2

Others (individually less     4.3
than 1%)

                            100.0%

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $41,282,965. Net unrealized depreciation aggregated $534,763, of which $1,157,177 related to appreciated investment securities and $1,691,940 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $335,000 of which $69,000 and $266,000 will expire on December 31, 2006 and 2007, respectively.

The fund intends to elect to defer to its fiscal year ending December 31, 2000 approximately $253,000 of losses recognized during the period November 1, 1999 to December 31, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     DECEMBER 31, 1999

ASSETS

Investment in securities, at              $ 40,748,202
value (including repurchase
agreements of $1,179,000)
(cost $41,140,873) -  See
accompanying schedule

Cash                                       176,610

Receivable for investments                 60,858
sold

Receivable for fund shares                 12,159
sold

Dividends receivable                       1,440

Interest receivable                        842,351

 TOTAL ASSETS                              41,841,620

LIABILITIES

Payable for investments        $ 224,552
purchased

Payable for fund shares         73,686
redeemed

Distributions payable           54,055

Accrued management fee          23,566

Other payables and accrued      48,931
expenses

 TOTAL LIABILITIES                         424,790

NET ASSETS                                $ 41,416,830

Net Assets consist of:

Paid in capital                           $ 42,476,854

Undistributed net investment               29,475
income

Accumulated undistributed net              (729,892)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (359,607)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 4,387,473                 $ 41,416,830
shares outstanding

NET ASSET VALUE, offering                  $9.44
price and redemption price
per share ($41,416,830
(divided by) 4,387,473
shares)

STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                            $ 117,766
Dividends

Interest                                      2,663,666

 TOTAL INCOME                                 2,781,432

EXPENSES

Management fee                   $ 186,180

Transfer agent fees               55,111

Accounting fees and expenses      60,408

Non-interested trustees'          87
compensation

Custodian fees and expenses       25,457

Registration fees                 28,034

Audit                             27,449

Legal                             633

Miscellaneous                     1,548

 Total expenses before            384,907
reductions

 Expense reductions               (31,167)    353,740

NET INVESTMENT INCOME                         2,427,692

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (421,917)

 Foreign currency transactions    (12,089)    (434,006)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (63,300)

 Assets and liabilities in        32,366      (30,934)
foreign currencies

NET GAIN (LOSS)                               (464,940)

NET INCREASE (DECREASE) IN                   $ 1,962,752
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 2,427,692                   $ 906,433
income

 Net realized gain (loss)         (434,006)                     (343,215)

 Change in net unrealized         (30,934)                      (328,673)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,962,752                     234,545
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (2,272,780)                   (984,542)
from net investment income

Share transactions Net            36,272,342                    29,660,234
proceeds from sales of shares

 Reinvestment of distributions    1,929,992                     894,120

 Cost of shares redeemed          (20,736,236)                  (5,543,597)

 NET INCREASE (DECREASE) IN       17,466,098                    25,010,757
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       17,156,070                    24,260,760
IN NET ASSETS

NET ASSETS

 Beginning of period              24,260,760                    -

 End of period (including        $ 41,416,830                  $ 24,260,760
undistributed net investment
income of $29,475 and
$31,853, respectively)

OTHER INFORMATION
Shares

 Sold                             3,826,889                     3,037,462

 Issued in reinvestment of        204,207                       93,798
distributions

 Redeemed                         (2,191,822)                   (583,061)

 Net increase (decrease)          1,839,274                     2,548,199


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.520   $ 10.000
period

Income from Investment            .709      .469
Operations Net investment
income D

Net realized and unrealized       (.125)    (.466)
gain (loss)

Total from investment             .584      .003
operations

Less Distributions  From net      (.664)    (.483)
investment income

Net asset value, end of period   $ 9.440   $ 9.520

TOTAL RETURN B, C                 6.35%     .13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 41,417  $ 24,261
(000 omitted)

Ratio of expenses to average      1.10% F   1.10% A, F
net assets

Ratio of expenses to average      1.10%     1.09% A, G
net assets after expense
reductions

Ratio of net investment           7.55%     7.40% A
income to average net assets

Portfolio turnover rate           134%      97% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER
31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption "Purchased Options". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $210,850 or 0.5% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $57,396,307 and $38,742,940, respectively, of which U.S. government and government agency obligations aggregated $8,340,841 and $1,204,686, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above an annual rate of 1.10% of average net assets. For the period, the reimbursement reduced the expenses by $30,248.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $39 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $880 under this arrangement.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. BENEFICIAL INTEREST.

At the end of the period FMR Capital, an affiliate of FMR, was record owner of approximately 26% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2000

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on January 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.*

               # OF             % OF
               VOTES CAST       VOTES CAST
RALPH F. COX
Affirmative    814,338,552.11   96.934

Withheld       25,758,515.57    3.066

TOTAL          840,097,067.68   100.000

PHYLLIS BURKE DAVIS
Affirmative    813,431,700.66   96.826

Withheld       26,665,367.02    3.174

TOTAL          840,097,067.68   100.000

ROBERT M. GATES
Affirmative    813,596,737.90   96.846

Withheld       26,500,329.78    3.154

TOTAL          840,097,067.68   100.000

EDWARD C. JOHNSON 3D
Affirmative    813,835,876.78   96.874

Withheld       26,261,190.90    3.126

TOTAL          840,097,067.68   100.000

DONALD J. KIRK
Affirmative    814,093,254.28   96.905

Withheld       26,003,813.40    3.095

TOTAL          840,097,067.68   100.000

NED C. LAUTENBACH
Affirmative    814,540,357.90   96.958

Withheld       25,556,709.78    3.042

TOTAL          840,097,067.68   100.000

               # OF             % OF
               VOTES CAST       VOTES CAST
PETER S. LYNCH
Affirmative    813,923,515.86   96.884

Withheld       26,173,551.82    3.116

TOTAL          840,097,067.68   100.000

WILLIAM O. MCCOY
Affirmative    814,199,679.06   96.917

Withheld       25,897,388.62    3.083

TOTAL          840,097,067.68   100.000

GERALD C. MCDONOUGH
Affirmative    813,046,169.46   96.780

Withheld       27,050,898.22    3.220

TOTAL          840,097,067.68   100.000

MARVIN L. MANN
Affirmative    814,171,034.14   96.914

Withheld       25,926,033.54    3.086

TOTAL          840,097,067.68   100.000

ROBERT C. POZEN
Affirmative    813,531,175.55   96.838

Withheld       26,565,892.13    3.162

TOTAL          840,097,067.68   100.000

THOMAS R. WILLIAMS
Affirmative    812,970,905.77   96.771

Withheld       27,126,161.91    3.229

TOTAL          840,097,067.68   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF            % OF
               VOTES CAST      VOTES CAST
Affirmative    21,931,003.83   97.820

Against        125,631.00      0.561

Abstain        363,038.51      1.619

TOTAL          22,419,673.34   100.000

PROPOSAL 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         730,889,811.70   88.758

Against             44,830,500.57    5.445

Abstain             47,739,235.29    5.797

TOTAL               823,459,547.56   100.000

Broker Non-Votes    16,637,520.12

* DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited, Kent,
England
Fidelity Investments Japan Ltd.,
Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
John H. Carlson, Vice President
Ian Spreadbury, Vice President
Kevin E. Grant, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

* INDEPENDENT TRUSTEES

FSN-ANN-0200  88615
1.714732.101

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM  2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)    1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FIDELITY(REGISTERED TRADEMARK)
INTERNATIONAL BOND
FUND

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   20  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  24  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  28  The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS   29

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

The NASDAQ, S&P 500(Registered trademark) and Dow Jones Industrial Average all closed 1999 at record highs. Investors should note, however, that much of the year's returns were driven by a single sector: technology. Most other stocks were flat or down in 1999. Likewise, bond investors had little cause to celebrate at year's end. Steadily rising interest rates left the benchmark 30-year Treasury at its highest yield level in two years.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY INTERNATIONAL BOND A    0.46%        16.32%        56.86%

SB Non-US Dollar World Govt      -5.07%       33.20%        128.16%
Bond

International Income Funds       -4.60%       37.59%        89.40%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Non-U.S. Dollar World Government Bond Index - a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 57 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

FIDELITY INTERNATIONAL BOND A  0.46%        3.07%         4.60%

SB Non-US Dollar World Govt    -5.07%       5.90%         8.60%
Bond

International Income Funds     -4.60%       6.45%         6.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A PRIOR TO FEBRUARY 27, 1998, INTERNATIONAL BOND OPERATED UNDER
CERTAIN DIFFERENT INVESTMENT POLICIES. ACCORDINGLY, THE FUND'S
HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT
POLICIES.

$10,000 OVER 10 YEARS
             International Bond          SB Non-US World Govt Bond
             00451                       SB023
  1989/12/31      10000.00                    10000.00
  1990/01/31       9972.92                     9879.28
  1990/02/28       9846.57                     9577.07
  1990/03/31       9963.90                     9377.43
  1990/04/30       9963.90                     9402.75
  1990/05/31      10099.28                     9772.92
  1990/06/30      10315.88                     9976.79
  1990/07/31      10676.90                    10468.09
  1990/08/31      10613.72                    10457.96
  1990/09/30      10749.10                    10581.21
  1990/10/31      11001.81                    11339.69
  1990/11/30      11119.13                    11477.71
  1990/12/31      11227.66                    11529.21
  1991/01/31      11474.31                    11974.08
  1991/02/28      11582.84                    11938.63
  1991/03/31      11424.98                    11039.59
  1991/04/30      11582.84                    11248.10
  1991/05/31      11720.97                    11182.26
  1991/06/30      11582.84                    10958.13
  1991/07/31      11701.39                    11289.89
  1991/08/31      11811.59                    11477.71
  1991/09/30      12082.49                    12128.14
  1991/10/31      12246.04                    12284.32
  1991/11/30      12184.71                    12538.83
  1991/12/31      12661.61                    13399.04
  1992/01/31      12533.93                    13137.35
  1992/02/29      12587.13                    12942.77
  1992/03/31      12566.00                    12750.72
  1992/04/30      12736.82                    12841.04
  1992/05/31      12971.70                    13405.37
  1992/06/30      13132.51                    13948.17
  1992/07/31      13329.31                    14252.49
  1992/08/31      13523.21                    14883.08
  1992/09/30      13334.97                    14978.90
  1992/10/31      13248.28                    14438.21
  1992/11/30      13049.39                    14067.62
  1992/12/31      13218.35                    14038.07
  1993/01/31      13371.05                    14229.70
  1993/02/28      13576.95                    14512.49
  1993/03/31      13876.05                    14872.95
  1993/04/30      14008.00                    15319.52
  1993/05/31      14265.49                    15598.51
  1993/06/30      14551.88                    15306.43
  1993/07/31      14773.33                    15317.41
  1993/08/31      15146.53                    15862.74
  1993/09/30      15232.85                    16130.76
  1993/10/31      15627.45                    16056.90
  1993/11/30      15577.70                    15983.03
  1993/12/31      16114.02                    16160.73
  1994/01/31      16289.96                    16230.80
  1994/02/28      15403.07                    16276.38
  1994/03/31      14294.11                    16474.76
  1994/04/30      14012.62                    16581.97
  1994/05/31      14090.77                    16359.11
  1994/06/30      13483.69                    16755.02
  1994/07/31      13729.17                    16798.08
  1994/08/31      13899.71                    16701.00
  1994/09/30      13900.42                    17031.91
  1994/10/31      13963.75                    17470.88
  1994/11/30      14021.53                    17119.70
  1994/12/31      13485.58                    17128.99
  1995/01/31      13367.88                    17502.11
  1995/02/28      13330.11                    17998.06
  1995/03/31      13417.07                    19601.98
  1995/04/30      13643.33                    20021.53
  1995/05/31      14054.78                    20458.80
  1995/06/30      14186.44                    20560.53
  1995/07/31      14160.12                    20669.42
  1995/08/31      13722.75                    19487.59
  1995/09/30      13960.04                    20061.20
  1995/10/31      14131.27                    20125.36
  1995/11/30      14226.83                    20301.37
  1995/12/31      14383.20                    20477.80
  1996/01/31      14204.91                    20024.06
  1996/02/29      14211.16                    20081.46
  1996/03/31      14183.19                    20130.85
  1996/04/30      14132.47                    20089.48
  1996/05/31      14142.09                    20098.77
  1996/06/30      14223.34                    20211.46
  1996/07/31      14470.55                    20769.88
  1996/08/31      14494.95                    20909.17
  1996/09/30      14562.96                    20869.91
  1996/10/31      14779.67                    21221.93
  1996/11/30      14994.92                    21465.05
  1996/12/31      14864.80                    21313.10
  1997/01/31      14425.98                    20446.99
  1997/02/28      14331.30                    20209.35
  1997/03/31      14185.29                    20080.62
  1997/04/30      14078.42                    19672.89
  1997/05/31      14457.75                    20396.76
  1997/06/30      14601.11                    20647.90
  1997/07/31      14462.98                    20108.90
  1997/08/31      14416.18                    20199.65
  1997/09/30      14762.50                    20691.37
  1997/10/31      14985.21                    21155.24
  1997/11/30      14762.60                    20612.87
  1997/12/31      14684.60                    20404.78
  1998/01/31      14813.56                    20542.80
  1998/02/28      14935.29                    20831.50
  1998/03/31      14920.77                    20488.77
  1998/04/30      15121.11                    20939.56
  1998/05/31      14948.42                    20905.37
  1998/06/30      14806.57                    20830.24
  1998/07/31      14864.45                    20855.14
  1998/08/31      14007.09                    21426.64
  1998/09/30      14852.83                    22832.18
  1998/10/31      15252.71                    23862.49
  1998/11/30      15364.73                    23376.25
  1998/12/31      15614.07                    24034.70
  1999/01/31      15435.07                    23657.77
  1999/02/28      15088.98                    22827.96
  1999/03/31      15253.19                    22871.86
  1999/04/30      15601.97                    22837.24
  1999/05/31      15148.84                    22456.53
  1999/06/30      15076.09                    21844.93
  1999/07/31      15198.45                    22612.27
  1999/08/31      15238.15                    22757.05
  1999/09/30      15487.63                    23181.24
  1999/10/31      15594.87                    23155.07
  1999/11/30      15510.68                    22838.09
  1999/12/31      15685.82                    22815.72
IMATRL PRASUN   SHR__CHT 19991231 20000111 112734 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on December 31, 1989. As the chart shows, by December 31, 1999, the value of the investment would have grown to $15,686 - a 56.86% increase on the initial investment. For comparison, look at how the Salomon Brothers Non-U.S. Dollar World Government Bond Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,816 - a 128.16% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United States.
Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1999

Dividends per share   A     3.72(cents)   23.25(cents)   48.15(cents)

Annualized dividend rate    5.05%         5.36%          5.53%

30-day annualized yield     4.63%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $8.67 over the past one month, $8.60 over the past six months and $8.71 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S
INVESTMENT INCOME AT THE TIME OF DISTRIBUTION. DIVIDENDS OF
APPROXIMATELY 15.8(CENTS) PER SHARE PAID DURING 1999 WERE A
NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND UPON YOUR SHARE ACTIVITY AND WILL BE REPORTED TO YOU IN JANUARY 2000.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Concern over rising interest rates,
spurred by strengthening global
economies, left most bond investors
looking much the worse for wear
during the 12-month period that
ended December 31, 1999.
Continued non-inflationary growth in
the U.S. economy, as well as a sharp
rally in worldwide commodity prices -
driven by a dramatic rebound in oil -
provided the lifeblood for widespread
recovery in international markets
during this time frame. Outside of
positive performing Canadian and
Japanese issues - beneficiaries of
strong local currencies - higher
rates proved insurmountable for most
other non-U.S. developed markets,
which produced negative returns in
local currency terms. A markedly weak
euro, coupled with firming supply
pressures, felled bond prices in
Germany, France and Italy. On the
other side of the coin, supported by
favorable external and domestic
conditions, emerging-market debt
made solid strides toward recovery,
outpacing most other fixed-income
markets during the period. Russia
was the big winner, garnering interest
from the world for its commitment to
enacting wide-sweeping economic
reform. Having emerged from
recession, Brazil benefited from bullish investor sentiment forming in support of its own array of progressive reform measures. Similarly, signs of economic expansion and strong growth prospects buoyed both Mexico and Argentina.
Venezuela, while troubled by political
uncertainty, strengthened as a result of rising oil prices.

(photograph of John Carlson)
(photograph of Ian Spreadbury)

The following is an interview with John Carlson (top left), Lead Portfolio Manager of Fidelity International Bond Fund, and Ian Spreadbury (lower right) manager of the fund's investment-grade developed market investments. John Carlson also manages the emerging-markets portion of the fund.

Q. HOW DID THE FUND PERFORM, JOHN?

J.C. Relatively well, compared to its benchmark and peer group. For the 12 months ending December 31, 1999, the fund returned 0.46%. Over the same period, the Salomon Brothers Non-U.S. Dollar World Government Bond Index returned -5.07%. The international income funds average, as tracked by Lipper Inc., returned -4.60%.

Q. WOULD YOU HIGHLIGHT SOME OF THE EVENTS THAT AFFECTED THE
EMERGING-MARKET DEBT SUBPORTFOLIO IN 1999?

J.C. I'd be happy to. Russia was once again the big story for the year. However, this time the story was a good one - after having been oversold and distressed in 1998 the Russian market is recovering. Its government adopted a number of prudent fiscal and monetary policies, with the result being that Russia ended the year as the best-performing country in the index. The fund's overweighted position in Russia was the largest contributor to performance. The fund's holdings in Brazil also aided performance. In January 1999, Brazil devalued its local currency, the real, sending valuations downward. Its government used the crisis to enact reforms in its social security system, and valuations rebounded by year's end. Another significant factor was the rally in the commodities markets worldwide; most notable was the near doubling of oil prices during the year, positively affecting a number of emerging-market countries, including Mexico and Venezuela, since most of them are commodity exporters.

Q. IAN, HOW DID THE INVESTMENT-GRADE DEVELOPED MARKETS FARE IN 1999?

I.S. The recovery of the world economy was not necessarily good news for the G-7 industrialized countries as bond yields rose in direct response to rapid economic growth. There were two major currency moves during the year. The euro declined, driven by a relatively weak economy as well as loose monetary policy in Western Europe, and the yen strengthened as a result of positive economic news from Japan, highlighting signs of recovery and leading to inflows from overseas investors. With the exception of Japan, bond returns were negative in local currency terms as a result of the sharp economic recovery and increase in interest rates. The weak euro led to decreased returns in dollar terms in France, Italy and Germany, while the strong yen led to a strong dollar return in Japan. In the corporate markets, interest rates remained historically high, partly due to record levels of issuance, particularly in euros.

Q. WHAT WERE SOME OF THE STRATEGIES YOU EMPLOYED IN THE SUBPORTFOLIO AND HOW DID THE SUBPORTFOLIO PERFORM?

I.S. The subportfolio outperformed its benchmark over the course of 1999. I was able to add value by taking advantage of selective investment opportunities created by the large number of euros issued, chiefly in the lower investment-grade categories. In addition, the British sterling portfolio provided good investment opportunities, especially in the corporate market, due to historically wide spreads. Another strategy I successfully employed during the year was underweighting medium duration bonds in the gilt, or British government bond, portfolio, correctly anticipating their underperformance relative to short and long duration bonds. And finally, the fund's yen assets were held entirely in euro-yen bonds issued by the World Bank, since interest on government bonds is subject to withholding tax.

Q. LOOKING FORWARD IAN, HOW DO YOU THINK YOU WILL POSITION THE
SUBPORTFOLIO IN THE FIRST FEW MONTHS OF 2000?

I.S. I will continue to use a bottom-up approach to investing by using Fidelity's vast research capabilities. The index is currently evenly weighted, as is the portfolio, among the G-7 industrialized countries, excluding the U.S. The main potential for growth comes by looking within each sector, or country, to identify investment opportunities.

Q. JOHN, AS LEAD PORTFOLIO MANAGER, PLEASE GIVE US YOUR OUTLOOK FOR
THE FUND.

J.C. My view is generally positive. Many of the themes begun in the summer of 1997 with the currency crisis in Thailand, and continued throughout 1998, have played out. Many emerging-market countries adopted more prudent fiscal and monetary policies, which contributed to recovery. Continued non-inflationary growth in the U.S. will be an important component in the growth of global economies. We will continue to watch international events with interest, including the effect of Russia's announcement prior to year-end that Vladimir Putin was named interim president and called for elections in the first quarter of 2000.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high total investment
return

FUND NUMBER: 451

TRADING SYMBOL: FGBDX

START DATE: December 30,
1986

SIZE: as of December 31,
1999, more than $67 million

MANAGERS: John Carlson,
lead and emerging-markets
manager since 1998; Ian
Spreadbury, manager foreign
developed-market subportfolio,
since 1996

IAN SPREADBURY TALKS ABOUT
EUROPE'S SINGLE CURRENCY AND
THE EUROPEAN BOND MARKET:

"Since its introduction at the
beginning of 1999, the euro's value
has declined almost 15 percent,
close to parity with the U.S. dollar.
The weakness resulted from lower
economic growth relative to the
U.S. and an accommodative monetary
policy. In November, the European
Central Bank raised interest rates
from 2.5% to 3% as money supply
growth continued to accelerate and
the outlook for economic growth
improved. Interest rates are likely to
increase again in 2000, making the
euro's outlook more positive.

"One of the effects of the introduction
of the euro was an increase in
industrial restructuring, with many
companies interested in expanding
across Europe, since the fixed
currency made cross-border merger
activity less risky. This restructuring
contributed to dramatic growth in
Europe's capital markets and, in
particular, the corporate bond
market where issuance in 1999
exceeded international dollar
issuance for the first time. Demand
for corporate bonds increased in
1999, as investors took advantage of
the flexibility allowed within the
single currency environment to
invest in companies located in other
countries. We expect continued
growth in European corporate
markets, assisted by additional
corporate expansion and relatively
low bond yields."

INVESTMENT CHANGES



TOP FIVE COUNTRIES AS OF
DECEMBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Germany                        16.1                     14.2

United Kingdom                 13.3                     15.1

Canada                         12.9                     14.5

Multi-National                 8.2                      12.2

France                         7.5                      8.5


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE. TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL
POLITICAL AND CREDIT RISKS.

TOP FIVE HOLDINGS AS OF
DECEMBER 31, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
EQUIVALENTS)                                           MONTHS AGO

Federal Republic of Germany     10.1                    3.7

Republic of Italy               6.6                     4.6

United Kingdom, Great Britain   5.9                     7.1
 & Northern Ireland

Ontario Province                5.7                     6.1

Canadian Government             5.2                     6.3

                                33.5                    27.8



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF DECEMBER 31, 1999                                        AS OF JUNE 30, 1999

Corporate Bonds                 25.4%                          Corporate Bonds                 29.2%

Government  Obligations         57.5%                          Government  Obligations         52.4%

Supranational Obligations        8.2%                          Supranational Obligations       12.2%

Stocks                           0.3%                          Stocks                           0.1%

Other Investments                0.7%                          Other Investments                1.0%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                 7.9%                          Net Other Assets                 5.1%

Row: 1, Col: 1, Value: 25.4                                    Row: 1, Col: 1, Value: 29.2
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 57.5                                    Row: 1, Col: 3, Value: 52.4
Row: 1, Col: 4, Value: 8.199999999999999                       Row: 1, Col: 4, Value: 12.2
Row: 1, Col: 5, Value: 0.3                                     Row: 1, Col: 5, Value: 0.1
Row: 1, Col: 6, Value: 0.7000000000000001                      Row: 1, Col: 6, Value: 1.0
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.9                                     Row: 1, Col: 8, Value: 5.1





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets



CORPORATE BONDS - 25.4%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.3%

MALAYSIA - 0.3%

Telekom Malaysia BHD 4%           Baa3        $ 240,000                          $ 206,400
10/3/04

NONCONVERTIBLE BONDS - 25.1%

ARGENTINA - 0.4%

Compania Internacional de         BB     ARS   310,000                            257,336
Telecomunicaciones 10.375%
8/1/04 (Reg. S)

BRAZIL - 0.8%

Banco Nacional de
Desenvolvimento  Economico e
Social:

12.193% 6/16/08 (g)(h)            B2           220,000                            199,100

12.193% 6/16/08 (Reg. S) (h)      B2           360,000                            325,800

                                                                                  524,900

CANADA - 2.0%

Canada Trustco Mortgage Corp.     -      CAD   2,000,000                          1,377,342
5.2% 9/13/00

FRANCE - 4.8%

Credit Local de France euro       Aa1    ITL   5,500,000                          3,253,849
8.125% 12/6/06 (e)

GERMANY - 3.3%

Depfa Bank AG 4.75% 3/20/03       Aaa    EUR   2,200,000                          2,209,078

INDONESIA - 0.4%

APP International Finance Co.     Caa1         350,000                            294,875
11.75% 10/1/05

MALAYSIA - 0.3%

Petroliam Nasional BHD
(Petronas):

7.625% 10/15/26 (Reg. S)          A2           100,000                            88,500

yankee 7.625% 10/15/26 (g)        Baa3         100,000                            88,500

                                                                                  177,000

MAURITIUS - 0.1%

APP International Finance         Caa1         50,000                             46,000
(Mauritius) Ltd. 0% 7/7/00
(Reg. S)

MEXICO - 0.4%

Alestra S. de R.L de CV           B2           100,000                            101,000
12.625% 5/15/09

Petroleos Mexicanos 9.5%          BB           140,000                            137,200
9/15/27

                                                                                  238,200

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

NETHERLANDS - 2.3%

Mannesmann Finance BV euro        A2     EUR   650,000                           $ 577,426
4.75% 5/27/09

Sealed Air Finance II BV euro     Baa3   EUR   1,000,000                          966,800
5.625% 7/19/06

                                                                                  1,544,226

NETHERLANDS ANTILLES - 0.1%

Astra Overseas Finance BV         -            170,000                            58,650
(Reg. S) 0% 6/30/06

UNITED KINGDOM - 7.4%

Argyll Group PLC euro 8.125%      A-     GBP   250,000                            408,534
10/4/02

Burmah Castrol PLC euro           A2     EUR   1,000,000                          922,102
4.875% 3/31/09

Punch Taverns Finance PLC         Baa2   GBP   1,000,000                          1,594,031
euro 7.567% 4/15/26

Tesco PLC euro 8.75% 2/20/03      Aa3    GBP   1,200,000                          2,017,586

                                                                                  4,942,253

UNITED STATES OF AMERICA - 2.8%

General Motors Corp. euro         A2     JPY   150,000,000                        1,467,270
1.25% 12/20/04

KFW International Finance,        Aaa    GBP   250,000                            426,476
Inc. euro 10.625% 9/3/01

                                                                                  1,893,746

TOTAL NONCONVERTIBLE BONDS                                                        16,817,455

TOTAL CORPORATE BONDS                                                             17,023,855
(Cost $17,954,546)

GOVERNMENT OBLIGATIONS (I) -
57.5%



ARGENTINA - 2.7%

City of Buenos Aires euro         B1     ARS   450,000                            373,552
10.5% 5/28/04

Republic of Argentina:

BOCON 2.7696% 4/1/07 (h)          B1     ARS   759,506                            520,500

Brady:

discount euro 6.875% 3/31/23      B1           300,000                            238,500
(h)

par euro 6% 3/31/23               B1           220,000                            145,200

9.75% 9/19/27                     B1           420,000                            378,000

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

ARGENTINA - CONTINUED

Republic of Argentina: -
continued

11.75% 2/12/07                    B1     ARS   150,000                           $ 134,269

12.125% 2/25/19                   B1           55,000                             58,025

                                                                                  1,848,046

BELGIUM - 2.6%

Kingdom of Belgium 3.75%          Aa1    EUR   2,000,000                          1,751,653
3/28/09

BRAZIL - 3.4%

Federative Republic of Brazil:

Brady:

capitalization bond 8% 4/15/14    B2           715,794                            538,635

debt conversion bond euro 7%      B2           660,000                            490,050
4/15/12 (h)

discount euro 6.9375% 4/15/24     B2           310,000                            235,213
(h)

new money bond L 7% 4/15/09       B2           560,000                            453,600
(Bearer) (h)

6.9375% 4/15/06 (h)               B2           319,600                            280,849

14.5% 10/15/09                    B2           250,000                            277,188

                                                                                  2,275,535

BULGARIA - 0.4%

Bulgarian Republic Brady:

discount A 6.5% 7/28/24 (h)       B2           210,000                            168,788

FLIRB A 2.75% 7/28/12 (h)         B2           180,000                            129,150

                                                                                  297,938

CANADA - 10.9%

Canadian Government:

7% 12/1/06                        Aa1    CAD   700,000                            503,166

9% 6/1/25                         Aa1    CAD   2,650,000                          2,437,480

10% 5/1/02                        Aa1    CAD   750,000                            561,554

Ontario Province 9% 9/15/04       Aa3    CAD   5,000,000                          3,800,986

                                                                                  7,303,186

COLOMBIA - 0.3%

Republic of Colombia 8.7%         Ba2          230,000                            178,250
2/15/16

CROATIA - 0.1%

Republic of Croatia 6.4563%       Baa3         43,272                             39,594
7/31/06 (h)

ECUADOR - 0.2%

Ecuador Republic Brady:

discount euro 6.75% 2/28/25       Caa3         100,000                            38,500
(c)(h)

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

ECUADOR - CONTINUED

Ecuador Republic Brady: -
continued

par euro 4% 2/28/25 (c)(f)        Caa3        $ 100,000                          $ 34,375

past due interest euro 6.75%      Caa3         209,583                            50,824
2/28/15 (bearer) (c)(h)

                                                                                  123,699

FRANCE - 2.7%

French Government OAT 9.5%        Aaa    EUR   1,700,000                          1,807,284
1/25/01

GERMANY - 12.8%

Federal Republic of Germany:

4.75% 7/4/08                      Aaa    EUR   2,200,000                          2,126,075

5.625% 1/4/28                     Aaa    EUR   1,700,000                          1,624,058

6.25% 4/26/06                     Aaa    EUR   2,850,000                          3,043,912

Treuhandanstalt 7.5% 9/9/04       Aaa    EUR   1,600,000                          1,776,329

                                                                                  8,570,374

ITALY - 6.6%

Republic of Italy:

3.5% 6/20/01                      Aa3    JPY   220,000,000                        2,244,129

3.75% 6/8/05                      Aa3    JPY   110,000,000                        1,230,429

6% 11/1/07                        Aa3    EUR   900,000                            937,623

                                                                                  4,412,181

JORDAN - 0.2%

Jordanian Kingdom Brady par       Ba3          250,000                            166,250
6% 12/23/23 (h)

KAZAKHSTAN - 0.1%

Kazakhstan Republic 13.625%       B1           70,000                             73,588
10/18/04 (g)

MEXICO - 2.5%

United Mexican States:

Brady:

discount D 6.4531% 12/31/19       Ba1          250,000                            234,375
(h)

par A 6.25% 12/31/19 unit         Ba1          240,000                            189,600

Brady par B 6.25% 12/31/19        Ba1          880,000                            695,200
unit

global bond 11.5% 5/15/26         Ba1          475,000                            566,438

value recovery rights 6/30/03     -            384,000                            4
discount D (j)

                                                                                  1,685,617

NETHERLANDS - 1.4%

Tecnost International NV euro     A3     EUR   1,000,000                          971,225
6.125% 7/30/09

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

PERU - 0.4%

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (h)            Ba3         $ 180,000                          $ 112,275

past due interest 4.5% 3/7/17     Ba3          190,000                            131,813
(h)

                                                                                  244,088

PHILIPPINES - 0.2%

Bangko Sentral Pilipinas 8.6%     Ba1          190,000                            158,175
6/15/27

POLAND - 0.1%

Republic of Poland 0% 12/21/01    A      PLN   370,000                            68,542

RUSSIA - 1.8%

Bank for Foreign Economic         Ca           560,000                            99,400
Affairs of Russia
(Vnesheconombank) interest
notes 6.9063% 12/15/15 (c)(h)

City of St. Petersburg Russia     Caa1         220,000                            140,800
9.5% 6/18/02 (Reg. S)

Russian Federation:

euro 12.75% 6/24/28 (Reg. S)      B3           310,000                            217,000

8.75% 7/24/05                     B3           300,000                            188,250

9.25% 11/27/01                    B3           120,000                            98,400

10% 6/26/07                       B3           230,000                            145,475

11% 7/24/18 (Reg. S)              B3           320,000                            196,000

11.75% 6/10/03                    B3           120,000                            93,000

                                                                                  1,178,325

SOUTH AFRICA - 0.1%

South African Republic 13%        Baa1   ZAR   450,000                            70,515
8/31/10

TURKEY - 0.1%

Turkish Republic 20.27%           -      TRL   31,784,000                         60,973
7/24/02 (e)(h)

UNITED KINGDOM - 5.9%

United Kingdom, Great Britain
& Northern Ireland:

6.75% 11/26/04                    Aaa    GBP   300,000                            498,422

7.5% 12/7/06                      Aaa    GBP   950,000                            1,668,296

8% 12/7/15                        Aaa    GBP   460,000                            985,800

8.75% 8/25/17                     Aaa    GBP   350,000                            818,592

                                                                                  3,971,110

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

VENEZUELA - 2.0%

Republic of Venezuela:

Brady:

debt conversion bond euro         B2          $ 952,375                          $ 751,186
6.3125% 12/18/07 (h)

par W-B euro 6.75% 3/31/20        B2           280,000                            191,450

global bond:

13.625% 8/15/18                   B2           110,000                            97,488

13.625% 8/15/18                   B2           150,000                            132,938

Oil recovery rights 4/15/20       -            1,400                              0
(j)

9.25% 9/15/27                     B2           250,000                            168,125

                                                                                  1,341,187

TOTAL GOVERNMENT OBLIGATIONS                                                      38,597,335
(Cost $39,208,694)

SUPRANATIONAL OBLIGATIONS -
8.2%



Eurofima euro11.125% 2/2/00       Aaa    ITL   3,000,000                          1,567,892
(e)

Inter-American Development        Aaa    JPY   150,000,000                        1,576,174
Bank  6.75% 2/20/01

International Bank for
Reconstruction & Development:

4.75% 12/20/04                    Aaa    JPY   200,000,000                        2,323,505

15.5% 11/22/00                    AAA    PLN   70,000                             16,675

TOTAL SUPRANATIONAL OBLIGATIONS                                                   5,484,246
(Cost $5,583,837)


COMMON STOCKS - 0.3%

                                                SHARES

UNITED STATES OF AMERICA - 0.3%

InterAmericas Communications                    5,250                              166,688
Corp. warrants 10/27/07 (a)
(Cost $1,916)


SOVEREIGN LOAN PARTICIPATIONS
- 0.7%

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)            VALUE (NOTE 1)

ALGERIA - 0.1%

Algerian Republic loan
participation:

Series 1 - The Chase              -      $ 60,000                        $ 45,900
Manhattan Bank  6.625%
9/4/06 (h)

MOROCCO - 0.2%

Moroccan Kingdom loan
participation:

Series A - Morgan Guaranty        -       65,000                          58,825
Trust Co. 6.8438% 1/1/09 (h)

Series A - Paribas Capital        -       105,214                         95,219
Markets  6.8438% 1/1/09 (h)

                                                                          154,044

RUSSIA - 0.4%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation  restructured
under 1997 Agreement:

- BankBoston Corp.  6.9063%       -       90,000                          14,400
12/15/20 (c)(h)

- Deutsche Bank 6.9063%           -       30,000                          4,800
12/15/20 (c)(h)

- Lehman Commercial Paper,        -       790,000                         126,400
Inc. 6.9063% 12/15/20 (c)(h)

- Merrill Lynch, Pierce,          -       170,000                         27,200
Fenner & Smith, Inc. 6.9063%
12/15/20 (c)(h)

- Morgan (J.P.) Securities,       -       90,000                          14,400
Inc. 6.9063% 12/15/20 (c)(h)

- Paribas Capital Markets         -       340,000                         54,400
6.9063% 12/15/20 (c)(h)

- The Chase Manhattan Bank        -       340,000                         54,400
6.9063% 12/15/20 (c)(h)

                                                                          296,000

TOTAL SOVEREIGN LOAN                                                      495,944
PARTICIPATIONS
(Cost $668,894)



COMMERCIAL PAPER - 2.2%



AUSTRALIA - 1.5%

Societe Generale Australia     EUR   1,000,000                         1,005,032
3.45% 1/14/00

COMMERCIAL PAPER - CONTINUED

                                    PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

IRELAND - 0.7%

Depfa Bank Europe PLC 3.48%    EUR   500,000                          $ 502,606
1/12/00

TOTAL COMMERCIAL PAPER                                                  1,507,638
(Cost $1,511,655)


CASH EQUIVALENTS - 3.6%

                                     MATURITY AMOUNT

Investments in repurchase          $ 2,397,674                           2,397,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 3.38%,
dated 12/31/99 due 1/3/00
(Cost $2,397,000)

TOTAL INVESTMENT PORTFOLIO -                                             65,672,706
97.9%  (Cost $67,326,542)

NET OTHER ASSETS - 2.1%                                                  1,428,864

NET ASSETS - 100%                                                      $ 67,101,570


SECURITY TYPE ABBREVIATION

FLIRB                       -   Front Loaded Interest
                                Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                         -   Argentine peso

CAD                         -   Canadian dollar

EUR                         -   European Monetary Unit

GBP                         -   British pound

ITL                         -   Italian lira

JPY                         -   Japanese yen

PLN                         -   Polish zloty

TRL                         -   Turkish lira

ZAR                         -   South African rand

LEGEND

(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal Amount is stated in United States dollars unless otherwise noted.

(e) Principal Amount in thousands.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $361,188 or 0.5% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        68.9%  AAA, AA, A    64.0%

Baa               4.5%   BBB           8.0%

Ba                3.7%   BB            6.8%

B                 11.3%  B             6.4%

Caa               0.9%   CCC           1.3%

Ca, C             0.2%   CC, C         0.8%

                         D             0.1%

The percentage not rated by Moody's or S&P amounted to 3.0%. FMR has determined that unrated debt securities that are lower quality account for 0.9% of the total value of investment in securities.

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $67,629,614. Net unrealized depreciation aggregated $1,956,908, of which $1,846,950 related to appreciated investment securities and $3,803,858 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $95,170,000 of which $81,207,000, $12,794,000 and
$1,169,000 will expire on December 31, 2002, 2003 and 2007,
respectively.

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid, to foreign countries or possessions of the United States are 100% and 0%, respectively (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     DECEMBER 31, 1999

ASSETS

Investment in securities, at              $ 65,672,706
value (including repurchase
agreements of $2,397,000)
(cost $67,326,542) -  See
accompanying schedule

Cash                                       101,170

Receivable for fund shares                 45,968
sold

Interest receivable                        1,654,250

 TOTAL ASSETS                              67,474,094

LIABILITIES

Payable for investments        $ 128,337
purchased

Payable for fund shares         154,611
redeemed

Accrued management fee          37,871

Other payables and accrued      51,705
expenses

 TOTAL LIABILITIES                         372,524

NET ASSETS                                $ 67,101,570

Net Assets consist of:

Paid in capital                           $ 164,824,014

Distributions in excess of                 (365,994)
net investment income

Accumulated undistributed net              (95,710,578)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (1,645,872)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 7,737,799                 $ 67,101,570
shares outstanding

NET ASSET VALUE, offering                  $8.67
price and redemption price
per share ($67,101,570
(divided by) 7,737,799
shares)

STATEMENT OF OPERATIONS
                              YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                              $ 4,811,661
Interest

Less foreign taxes withheld                     (4,696)

 TOTAL INCOME                                   4,806,965

EXPENSES

Management fee                   $ 465,679

Transfer agent fees               212,906

Accounting fees and expenses      60,442

Non-interested trustees'          1,284
compensation

Custodian fees and expenses       40,885

Registration fees                 22,385

Audit                             58,739

Legal                             1,189

Reports to shareholders           7,084

 Total expenses before            870,593
reductions

 Expense reductions               (2,133)       868,460

NET INVESTMENT INCOME                           3,938,505

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,604,854)

 Foreign currency transactions    (131,454)     (2,736,308)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (1,031,280)

 Assets and liabilities in        11,859        (1,019,421)
foreign currencies

NET GAIN (LOSS)                                 (3,755,729)

NET INCREASE (DECREASE) IN                     $ 182,776
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31, 1998
                                 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 3,938,505              $ 4,280,056
income

 Net realized gain (loss)         (2,736,308)              (3,235,861)

 Change in net unrealized         (1,019,421)              3,545,506
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       182,776                  4,589,701
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (2,543,100)              (1,417,935)
From net investment income

 Return of capital                (1,244,540)              (2,893,391)

 TOTAL DISTRIBUTIONS              (3,787,640)              (4,311,326)

Share transactions Net            31,105,049               46,704,839
proceeds from sales of shares

 Reinvestment of distributions    3,417,508                3,897,316

 Cost of shares redeemed          (37,956,006)             (55,122,986)

 NET INCREASE (DECREASE) IN       (3,433,449)              (4,520,831)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (7,038,313)              (4,242,456)
IN NET ASSETS

NET ASSETS

 Beginning of period              74,139,883               78,382,339

 End of period (including        $ 67,101,570             $ 74,139,883
distributions in excess of
net investment income of
$365,994 and  $378,944,
respectively)

OTHER INFORMATION
Shares

 Sold                             3,568,744                5,204,600

 Issued in reinvestment of        392,499                  434,377
distributions

 Redeemed                         (4,353,266)              (6,129,140)

 Net increase (decrease)          (392,023)                (490,163)


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999      1998      1997      1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 9.120   $ 9.090   $ 9.710   $ 9.940    $ 9.880
of period

Income from Investment            .501 B    .518 B    .497 B    .550       .745
Operations Net investment
income

Net realized and unrealized       (.469)    .034      (.621)    (.234)     (.109)
gain (loss)

Total from investment             .032      .552      (.124)    .316       .636
operations

Less Distributions

From net investment income        (.324)    (.172)    (.150)    (.096)     (.516)

Return of capital                 (.158)    (.350)    (.346)    (.450)     (.060)

Total distributions               (.482)    (.522)    (.496)    (.546)     (.576)

Net asset value, end of period   $ 8.670   $ 9.120   $ 9.090   $ 9.710    $ 9.940

TOTAL RETURN A                    0.46%     6.33%     (1.21)%   3.35%      6.66%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 67,102  $ 74,140  $ 78,382  $ 113,631  $ 196,862
(000 omitted)

Ratio of expenses to average      1.27%     1.26%     1.27%     1.22%      1.16%
net assets

Ratio of expenses to average      1.27%     1.25% C   1.27%     1.22%      1.16%
net assets after expense
reductions

Ratio of net investment           5.75%     5.75%     5.36%     6.09%      6.19%
income to average net assets

Portfolio turnover rate           189%      246%      74%       91%        322%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity International Bond Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING
 POLICIES - CONTINUED

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the periods ended December 31, 1999 and 1998, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1999 calendar year will be reported to shareholders prior to February 1, 2000).

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES -
CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $495,944 or 0.7% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $122,663,923 and $127,403,995, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .68% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

Through an arrangement with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $2,133 under this arrangement.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund (a fund of Fidelity School Street Trust) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2000

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on January 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect as Trustees the following twelve nominees.*

               # OF             % OF
               VOTES CAST       VOTES CAST
RALPH F. COX
Affirmative    814,338,552.11   96.934

Withheld       25,758,515.57    3.066

TOTAL          840,097,067.68   100.000

PHYLLIS BURKE DAVIS
Affirmative    813,431,700.66   96.826

Withheld       26,665,367.02    3.174

TOTAL          840,097,067.68   100.000

ROBERT M. GATES
Affirmative    813,596,737.90   96.846

Withheld       26,500,329.78    3.154

TOTAL          840,097,067.68   100.000

EDWARD C. JOHNSON 3D
Affirmative    813,835,876.78   96.874

Withheld       26,261,190.90    3.126

TOTAL          840,097,067.68   100.000

DONALD J. KIRK
Affirmative    814,093,254.28   96.905

Withheld       26,003,813.40    3.095

TOTAL          840,097,067.68   100.000

NED C. LAUTENBACH
Affirmative    814,540,357.90   96.958

Withheld       25,556,709.78    3.042

TOTAL          840,097,067.68   100.000

               # OF             % OF
               VOTES CAST       VOTES CAST
PETER S. LYNCH
Affirmative    813,923,515.86   96.884

Withheld       26,173,551.82    3.116

TOTAL          840,097,067.68   100.000

WILLIAM O. MCCOY
Affirmative    814,199,679.06   96.917

Withheld       25,897,388.62    3.083

TOTAL          840,097,067.68   100.000

GERALD C. MCDONOUGH
Affirmative    813,046,169.46   96.780

Withheld       27,050,898.22    3.220

TOTAL          840,097,067.68   100.000

MARVIN L. MANN
Affirmative    814,171,034.14   96.914

Withheld       25,926,033.54    3.086

TOTAL          840,097,067.68   100.000

ROBERT C. POZEN
Affirmative    813,531,175.55   96.838

Withheld       26,565,892.13    3.162

TOTAL          840,097,067.68   100.000

THOMAS R. WILLIAMS
Affirmative    812,970,905.77   96.771

Withheld       27,126,161.91    3.229

TOTAL          840,097,067.68   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF            % OF
               VOTES CAST      VOTES CAST
Affirmative    28,207,281.13   84.182

Against        521,824.66      1.558

Abstain        4,778,287.96    14.260

TOTAL          33,507,393.75   100.000

PROPOSAL 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         730,889,811.70   88.758

Against             44,830,500.57    5.445

Abstain             47,739,235.29    5.797

TOTAL               823,459,547.56   100.000

Broker Non-Votes    16,637,520.12

PROPOSAL 4
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.

               # OF            % OF
               VOTES CAST      VOTES CAST
Affirmative    26,941,323.69   80.404

Against        1,199,372.17    3.580

Abstain        5,366,697.89    16.016

TOTAL          33,507,393.75   100.000

PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.

               # OF            % OF
               VOTES CAST      VOTES CAST
Affirmative    26,706,326.43   79.703

Against        1,437,116.96    4.289

Abstain        5,363,950.36    16.008

TOTAL          33,507,393.75   100.000

PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity
International Investment Advisors for the fund.

               # OF            % OF
               VOTES CAST      VOTES CAST
Affirmative    26,807,532.73   80.005

Against        1,355,777.72    4.046

Abstain        5,344,083.30    15.949

TOTAL          33,507,393.75   100.000

PROPOSAL 7
To approve an amended sub-advisory agreement between Fidelity
International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited for the fund.

               # OF            % OF
               VOTES CAST      VOTES CAST
Affirmative    26,724,791.79   79.758

Against        1,405,928.53    4.196

Abstain        5,376,673.43    16.046

TOTAL          33,507,393.75   100.000

PROPOSAL 8
To approve an amended sub-advisory agreement with Fidelity Investments Japan Limited for the fund.

               # OF            % OF
               VOTES CAST      VOTES CAST
Affirmative    26,609,214.99   79.413

Against        1,496,195.86    4.465

Abstain        5,401,982.90    16.122

TOTAL          33,507,393.75   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors, Pembroke, Bermuda
Fidelity International Investment
 Advisors (U.K.) Limited, London, England
Fidelity Investments Japan
 Limited, Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
John H. Carlson, Vice President
Ian Spreadbury, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

* INDEPENDENT  TRUSTEES

GLO-ANN-0200  88598
1.540225.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions
 and Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SPARTAN(REGISTERED TRADEMARK)
INTERMEDIATE MUNICIPAL INCOME
FUND

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   30  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  34  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  38  The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS   39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

The NASDAQ, S&P 500(Registered trademark) and Dow Jones Industrial Average all closed 1999 at record highs. Investors should note, however, that much of the year's returns were driven by a single sector: technology. Most other stocks were flat or down in 1999. Likewise, bond investors had little cause to celebrate at year's end. Steadily rising interest rates left the benchmark 30-year Treasury at its highest yield level in two years.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE               -1.06%       36.00%        87.02%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond        -0.20%       37.66%        n/a

Intermediate Municipal Debt        -1.65%       31.07%        77.70%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 133 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE             -1.06%       6.34%         6.46%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond      -0.20%       6.60%         n/a

Intermediate Municipal Debt      -1.65%       5.55%         5.91%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Spartan Int. Muni Income    LB Municipal Bond
             00036                       LB015
  1989/12/31      10000.00                    10000.00
  1990/01/31       9966.50                     9952.70
  1990/02/28      10041.39                    10041.28
  1990/03/31      10076.70                    10044.29
  1990/04/30       9989.52                     9971.57
  1990/05/31      10143.72                    10189.25
  1990/06/30      10221.36                    10278.81
  1990/07/31      10344.05                    10429.91
  1990/08/31      10323.99                    10278.47
  1990/09/30      10393.91                    10284.33
  1990/10/31      10499.35                    10470.89
  1990/11/30      10638.95                    10681.46
  1990/12/31      10696.57                    10727.92
  1991/01/31      10812.46                    10871.89
  1991/02/28      10917.36                    10966.47
  1991/03/31      10966.00                    10970.42
  1991/04/30      11083.88                    11116.33
  1991/05/31      11167.71                    11215.15
  1991/06/30      11170.62                    11204.05
  1991/07/31      11291.73                    11340.52
  1991/08/31      11400.35                    11489.87
  1991/09/30      11544.02                    11639.47
  1991/10/31      11651.85                    11744.22
  1991/11/30      11660.02                    11776.99
  1991/12/31      11893.17                    12029.72
  1992/01/31      11958.61                    12057.15
  1992/02/29      12002.34                    12061.01
  1992/03/31      11977.55                    12065.47
  1992/04/30      12078.30                    12172.86
  1992/05/31      12180.95                    12316.13
  1992/06/30      12318.81                    12522.79
  1992/07/31      12676.99                    12898.23
  1992/08/31      12582.87                    12772.47
  1992/09/30      12642.67                    12856.00
  1992/10/31      12468.66                    12729.63
  1992/11/30      12723.85                    12957.62
  1992/12/31      12864.55                    13089.91
  1993/01/31      13017.99                    13242.15
  1993/02/28      13488.26                    13721.12
  1993/03/31      13357.09                    13576.08
  1993/04/30      13483.81                    13713.07
  1993/05/31      13570.36                    13790.13
  1993/06/30      13751.82                    14020.29
  1993/07/31      13785.22                    14038.66
  1993/08/31      14066.89                    14330.94
  1993/09/30      14223.23                    14494.17
  1993/10/31      14243.28                    14522.15
  1993/11/30      14149.12                    14394.21
  1993/12/31      14439.19                    14698.07
  1994/01/31      14603.49                    14865.92
  1994/02/28      14267.27                    14480.89
  1994/03/31      13688.94                    13891.23
  1994/04/30      13766.01                    14009.03
  1994/05/31      13888.70                    14130.49
  1994/06/30      13816.85                    14044.15
  1994/07/31      14074.49                    14301.58
  1994/08/31      14124.55                    14351.06
  1994/09/30      13947.00                    14140.39
  1994/10/31      13756.23                    13889.26
  1994/11/30      13486.90                    13638.14
  1994/12/31      13751.54                    13938.31
  1995/01/31      14109.08                    14336.67
  1995/02/28      14445.56                    14753.58
  1995/03/31      14588.65                    14923.10
  1995/04/30      14591.71                    14940.71
  1995/05/31      14954.99                    15417.47
  1995/06/30      14878.56                    15283.33
  1995/07/31      14991.83                    15428.22
  1995/08/31      15200.30                    15623.85
  1995/09/30      15327.13                    15722.75
  1995/10/31      15503.67                    15951.36
  1995/11/30      15678.72                    16215.99
  1995/12/31      15792.69                    16371.83
  1996/01/31      15938.12                    16495.43
  1996/02/29      15887.11                    16384.09
  1996/03/31      15727.17                    16174.70
  1996/04/30      15696.31                    16128.93
  1996/05/31      15680.22                    16122.47
  1996/06/30      15811.74                    16298.05
  1996/07/31      15930.20                    16446.36
  1996/08/31      15932.48                    16442.41
  1996/09/30      16082.98                    16672.61
  1996/10/31      16269.72                    16861.17
  1996/11/30      16522.48                    17169.73
  1996/12/31      16493.09                    17097.62
  1997/01/31      16546.93                    17129.94
  1997/02/28      16679.81                    17287.19
  1997/03/31      16493.61                    17056.75
  1997/04/30      16598.54                    17199.52
  1997/05/31      16810.09                    17458.20
  1997/06/30      16984.53                    17644.13
  1997/07/31      17371.30                    18132.87
  1997/08/31      17249.72                    17962.96
  1997/09/30      17441.59                    18176.18
  1997/10/31      17548.58                    18293.06
  1997/11/30      17636.00                    18400.62
  1997/12/31      17850.83                    18669.08
  1998/01/31      18013.15                    18861.75
  1998/02/28      18019.25                    18867.41
  1998/03/31      18020.70                    18884.01
  1998/04/30      17964.70                    18798.84
  1998/05/31      18184.46                    19096.43
  1998/06/30      18274.39                    19171.67
  1998/07/31      18311.95                    19219.79
  1998/08/31      18571.52                    19516.74
  1998/09/30      18792.21                    19759.92
  1998/10/31      18810.61                    19759.52
  1998/11/30      18864.12                    19828.88
  1998/12/31      18901.61                    19878.84
  1999/01/31      19129.46                    20115.20
  1999/02/28      19032.46                    20027.30
  1999/03/31      19050.81                    20055.14
  1999/04/30      19085.62                    20105.08
  1999/05/31      18988.44                    19988.67
  1999/06/30      18733.85                    19700.83
  1999/07/31      18810.01                    19772.54
  1999/08/31      18731.01                    19614.36
  1999/09/30      18786.44                    19622.40
  1999/10/31      18648.05                    19409.70
  1999/11/30      18821.68                    19616.22
  1999/12/31      18702.17                    19470.07
IMATRL PRASUN   SHR__CHT 19991231 20000214 104547 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on December 31, 1989. As the chart shows, by December 31, 1999, the value of the investment would have grown to $18,702 - an 87.02% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,470 - a 94.70% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED DECEMBER 31,

                  1999                       1998   1997   1996    1995

Dividend returns  4.63%                      4.89%  5.22%  5.12%   5.83%

Capital returns   -5.69%                     1.00%  3.01%  -0.69%   9.01%

Total returns     -1.06%                     5.89%  8.23%  4.43%   14.84%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1999

Dividends per share         3.96(cents)   23.43(cents)   46.61(cents)

Annualized dividend rate    4.93%         4.87%          4.79%

30-day annualized yield     4.83%         -              -

30-day annualized           7.55%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.46 over the past one month, $9.55 over the past six months and $9.73 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket. A portion of the fund's income may be subject to the federal alternative minimum tax.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

A combination of three interest-rate
hikes by the Federal Reserve board,
near-constant inflation
expectations, the continuation of
a strong U.S. equity market and
weak institutional demand all
contributed to a decline in the
municipal bond market in 1999.
For the 12-month period ending
December 31, 1999, the Lehman
Brothers Municipal Bond Index -
an index of over 35,000
investment-grade, fixed-rate,
tax-exempt bonds - fell 2.06%.
Retail investors dominated demand,
in contrast to the more typical
institutional buying of recent years.
In comparison to other fixed-income
investments, municipal bonds had
mixed results. Relative to long-term
government bonds, muni
performance was stellar, as the total
return on 30-year Treasuries was the
lowest - according to Morningstar
- since the U.S. Treasury started
regular long bond auctions in
1977. For the one-year period
ending December 31, 1999, the
Lehman Brothers Long-Term
Government Bond Index fell 8.73%.
Spread sectors fared somewhat
better than their municipal
counterparts. The Lehman Brothers
Corporate Bond Index was down
1.96% for the period, but mortgage
securities were one of the better
domestic debt offerings of 1999, with
a one- year return of 1.86%
according to the Lehman Brothers
Mortgage-Backed Securities Index.
Meanwhile, the Lehman Brothers
Aggregate Bond Index - a broad
measure of the taxable bond market
- posted a marginally negative
return of -0.82%.

(photograph of Norm Lind)

An interview with Norm Lind, Portfolio Manager of Spartan Intermediate Municipal Income Fund

Q. HOW DID THE FUND PERFORM, NORM?

A. For the 12-month period that ended December 31, 1999, the fund had a total return of -1.06%. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned -1.65% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned -0.20% for the same 12-month period.

Q. RISING INTEREST RATES MADE 1999 PRETTY DIFFICULT FOR ALL BONDS, INCLUDING MUNICIPAL SECURITIES. WERE THERE ANY TYPES OF MUNICIPALS THAT HELD UP WELL AGAINST THE UNFAVORABLE BACKDROP?

A. Yes, the fund benefited from its relatively large position in premium coupon bonds, which pay interest rates above prevailing markets rates and trade at prices that are above their face - or par - value. The primary reason why I favored them is because their premium gives them DE MINIMIS protection. This protects certain premium bonds' gains from unfavorable tax treatment that can occur during particular market environments. In addition, individual investors tend to shy away from premiums, so I'm often able to purchase them at attractive prices compared to similarly rated, comparable maturity bonds with coupons at or below prevailing rates.

Q. WERE THERE ANY BONDS OR STRATEGIES THAT PROVED PARTICULARLY
DISAPPOINTING DURING THE PERIOD?

A. The fund had a larger-than-average stake in longer-term bonds - with maturities beyond 15 years - which helped performance in the first half of the year when they outpaced short- and intermediate-term bonds, but detracted from performance when they lagged in the second half. In the first half of the year, longer-term bond yields rose less in response to rising interest rates, and their prices - which move in the opposite direction of their yields - fell less. By pushing long-bond yields up less, investors were indicating that they were more worried about higher interest rates over the short and intermediate term, but less worried over the longer term. In contrast, strong demand from individual investors helped short- and intermediate-maturity bonds outpace longer-term bonds in the second half of the year.

Q. HOW DID YOU MANAGE THE FUND'S DURATION - WHICH MEASURES ITS
INTEREST-RATE SENSITIVITY?

A. I kept the fund's duration in line with the intermediate municipal market as a whole, as measured by the Lehman Brothers 1-17 Year Municipal Bond Index. At the end of the period, the fund's duration was 5.2 years, which remained in line with the Lehman Brothers index.

Q. WHAT CHANGES TO THE FUND'S HOLDINGS DID YOU MAKE SINCE THE REPORT TO SHAREHOLDERS SIX MONTHS AGO?

A. One change had to do with the sale of lower-rated hospital bonds. In their place, I added higher-rated bonds from issuers that are less economically sensitive - those that provide essential services such as water, sewer and transportation. Given that more economically sensitive bonds - such as general obligation bonds - offered only a small amount of additional yield, there really was no penalty for getting some measure of protection against a potential economic slowdown.

Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?

A. The main factor affecting the future of municipals probably will continue to be - as it has been over the past year - the direction of interest rates. But since I don't spend time on interest-rate forecasting, I'll look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter what the interest-rate backdrop. From a technical standpoint, the municipal market is in reasonably good shape. Rising interest rates have curtailed the supply of new issuance, and refundings - or refinancings
- of existing debt have slowed. Given that municipal bonds currently offer attractive values relative to U.S. Treasury securities, I think we could see better demand in the months to come. I think that conditions now provide attractive opportunities to buy bonds that will provide some measure of protection against a slowing economy, if that were to occur.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide high current
income free from federal
income tax with preservation
of capital

FUND NUMBER: 036

TRADING SYMBOL: FLTMX

START DATE: April 15, 1977

SIZE: as of December 31,
1999, more than $1.0
billion

MANAGER: Norm Lind, since
1998; manager, various
Fidelity and Spartan
municipal income funds;
joined Fidelity in 1986

NORM LIND ON SUPPLY AND
DEMAND CHARACTERISTICS OF
THE MUNICIPAL MARKET:

"After the direction of interest
rates, supply and demand is
probably the most important
factor determining municipal
bond performance. As a portfolio
manager, I try to take advantage of
seasonal shifts, selling bonds
when supply is light and prices are
fairly advantageous, and buying
when supply is heavy and prices
are relatively cheap. For example,
municipal supply generally slows
down during the summer when
market participants - such as
investment bankers, dealers,
investors and others - go on
vacation, although supply
generally picks up again in the
remaining months of the year.
What's more interesting, in my
view, are demand patterns. With
the help of Fidelity's research
team, I look for opportunities to
exploit changes in investor
activity, buying after certain types
of investors have unloaded
municipal bonds and prices are
attractive, and selling when there
is strong demand."

INVESTMENT CHANGES


TOP FIVE STATES AS OF
DECEMBER 31, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

Texas                          16.2                    15.5

New York                       14.3                    12.8

Massachusetts                  9.9                     9.8

Washington                     7.3                     6.3

Colorado                       5.5                     5.4

TOP FIVE SECTORS AS OF
DECEMBER 31, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

General Obligations            36.4                    36.0

Electric Utilities             12.9                    11.8

Transportation                 10.8                    8.0

Health Care                    10.8                    10.6

Escrowed/Pre-Refunded          7.5                     8.4

AVERAGE YEARS TO MATURITY AS
OF DECEMBER 31, 1999

                                                       6 MONTHS AGO

Years                          8.2                     8.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF DECEMBER 31,
1999

                                    6 MONTHS AGO

Years                         5.2   5.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION

AS OF DECEMBER 31, 1999

Aaa          55.4%
Aa, A        30.3%
Baa          11.3%
Ba and Below  1.6%
Not Rated     0.8%
Short-term
investments   0.6%

Row: 1, Col: 1, Value: 55.4
Row: 1, Col: 2, Value: 30.3
Row: 1, Col: 3, Value: 11.3
Row: 1, Col: 4, Value: 1.6
Row: 1, Col: 5, Value: 0.8
Row: 1, Col: 6, Value: 0.6000000000000001

AS OF JUNE 30, 1999

Aaa          55.8%
Aa, A        31.1%
Baa          10.7%
Ba and Below  0.0%
Not Rated     1.7%
Short-term
investments   0.7%

Row: 1, Col: 1, Value: 55.8
Row: 1, Col: 2, Value: 31.1
Row: 1, Col: 3, Value: 10.7
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.7
Row: 1, Col: 6, Value: 0.7000000000000001

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets



MUNICIPAL BONDS - 99.3%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ALASKA - 5.0%

Anchorage Hosp. Rev. Rfdg.        A1        $ 2,575                              $ 2,690
(Sisters of Providence
Proj.) Series 1991,  6.75%
10/1/02

North Slope Borough (Cap.
Appreciation):

Series A:

0% 6/30/01 (MBIA Insured)         Aaa        12,000                               11,232

0% 6/30/02 (MBIA Insured)         Aaa        23,950                               21,312

0% 6/30/03 (MBIA Insured)         Aaa        11,500                               9,714

Series B, 0% 1/1/02 (MBIA         Aaa        8,500                                7,742
Insured)

                                                                                  52,690

ARIZONA - 1.2%

Arizona Trans. Board Excise
Tax Rev.:

(Cap. Appreciation) (Maricopa     Aaa        1,700                                1,515
Reg'l. Road Proj.) Series A,
0% 7/1/02 (FGIC Insured)

Rfdg. (Maricopa County Reg'l.
Area Proj.):

Series A, 6.5% 7/1/04 (AMBAC      Aaa        1,100                                1,178
Insured)

Series B, 6.5% 7/1/04 (AMBAC      Aaa        1,220                                1,307
Insured)

Maricopa County Cmnty.
College District:

(1994 Proj.) Series C, 5.25%      Aa1        2,000                                2,033
7/1/06

Series A:

6% 7/1/09                         Aa1        90                                   94

6% 7/1/09 (Pre-Refunded to        Aa1        1,910                                2,008
7/1/03 @ 1,001) (h)

Phoenix Civic Impt. Corp.         Aa2        2,420                                2,467
Excise Tax Rev. Rfdg. (Arpt.
Impts. Proj.) Series A,
5.85% 7/1/01 (g)

Univ. of Arizona Univ. Rev.       A1         2,100                                2,214
Rfdg.  6.375% 6/1/05

                                                                                  12,816

ARKANSAS - 0.2%

Arkansas Gen. Oblig. (Cap.
Appreciation) (College
Savings Proj.):

0% 6/1/02                         Aa3        705                                  629

0% 6/1/03                         Aa3        1,190                                1,009

                                                                                  1,638

CALIFORNIA - 4.0%

California Ed. Facilities         AAA        3,000                                2,867
Auth. Rev. Rfdg. (Chapman
Univ. Proj.) 5.375% 10/1/16
(AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

California Health Facilities      A+        $ 1,660                              $ 1,634
Fin. Auth. Rev. (Casa de Las
Campanas Proj.) Series A,
5.375% 8/1/10

California Hsg. Fin. Agcy.
Rev.:

(Cap. Appreciation) (Home         Aa2        19,346                               4,755
Mtg. Single Family Proj.)
Series 1983 A, 0% 2/1/15

(Home Mtg. Proj.) Series G,       Aaa        2,000                                2,036
6% 2/1/10  (MBIA Insured) (g)

California Poll. Cont. Fing.      Ba1        2,500                                2,504
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc. Proj.)
Series A, 7.15% 2/1/11 (g)

Carson Redev. Agcy. Rfdg.
(Area #2  Redev. Proj.):

5.5% 10/1/02                      Baa2       1,320                                1,337

5.6% 10/1/03                      Baa2       1,500                                1,526

Central Valley Fing. Auth.        BBB-       1,875                                1,893
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 5.5%
7/1/01

Long Beach Hbr. Rev. Rfdg.        Aaa        2,330                                2,385
Series A, 5.5% 5/15/07 (FGIC
Insured) (g)

Modesto Irrigation District       Aaa        4,390                                5,525
Elec. Rev. Series A, 9.625%
1/1/11 (Escrowed to
Maturity) (h)

Pleasanton Joint Powers Fing.     Baa1       1,380                                1,398
Auth. Rev. Reassessment
Series A, 6.15% 9/2/12

Sacramento Cogeneration Auth.     BBB-       1,400                                1,419
Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
5.8% 7/1/01

Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:

6% 7/1/00                         BBB-       3,100                                3,128

6% 7/1/01                         BBB-       3,300                                3,355

6.5% 7/1/05                       BBB-       2,000                                2,116

6.5% 7/1/08                       BBB-       2,000                                2,125

San Francisco City & County       Aaa        1,000                                992
Arpt. Commission Int'l.
Arpt. Rev. Second Series
Issue 9 B,  5.25% 5/1/12
(FGIC Insured)

Southern California Pub. Pwr.     Aa3        2,000                                1,602
Auth. Transmission Proj.
Rev. (Cap. Appreciation) 0%
7/1/04

                                                                                  42,597

COLORADO - 5.5%

Arapaho County Cap. Impt.         Aaa        52,100                               8,112
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

COLORADO - CONTINUED

Colorado Health Facilities        Ba1       $ 15,700                             $ 14,992
Auth. Rev. Rfdg. (Rocky
Mountain Adventist Proj.)
6.25% 2/1/04

Denver City & County Arpt.
Rev.:

(Cap. Appreciation):

Series A:

0% 11/15/04 (g)                   Baa1       2,070                                1,571

0% 11/15/05 (MBIA Insured) (g)    Aaa        2,250                                1,661

Series D:

0% 11/15/03 (MBIA Insured) (g)    Aaa        5,320                                4,398

0% 11/15/05 (MBIA Insured) (g)    Aaa        2,055                                1,516

0% 11/15/06 (g)                   Baa1       4,500                                3,024

Series A, 8.25% 11/15/02 (g)      Baa1       730                                  764

Series C, 6.55% 11/15/16          Aaa        2,660                                2,822
(MBIA Insured) (g)

Series D, 7% 11/15/25 (g)         Baa1       1,340                                1,365

Series E, 5.125% 11/15/15         Aaa        14,000                               12,833
(MBIA Insured)

Jefferson County School           Aaa        5,000                                4,899
District # R-001 Series A,
5.5% 12/15/14 (FGIC Insured)

                                                                                  57,957

CONNECTICUT - 0.1%

Connecticut Health & Edl.         BBB-       1,400                                1,413
Facilities Auth. Rev. Rfdg.
(Quinnipiac College Proj.)
Series D, 5.625% 7/1/03

DISTRICT OF COLUMBIA - 2.0%

District of Columbia Gen.
Oblig.:

Rfdg.:

Series A, 5.75% 6/1/03 (AMBAC     Aaa        565                                  582
Insured) (Escrowed to
Maturity) (h)

Series A3:

5.3% 6/1/04 (AMBAC Insured)       Aaa        400                                  405

5.3% 6/1/04 (AMBAC Insured)       Aaa        375                                  382
(Escrowed to Maturity) (h)

5.4% 6/1/05 (AMBAC Insured)       Aaa        320                                  327
(Escrowed to Maturity) (h)

Series C, 5.75% 12/1/05           Aaa        260                                  273
(AMBAC Insured)
(Pre-Refunded to 12/1/03 @
102) (h)

Series A:

5.25% 6/1/10 (MBIA Insured)       Aaa        3,000                                2,956

5.25% 6/1/11 (MBIA Insured)       Aaa        3,905                                3,808

5.75% 6/1/03 (AMBAC Insured)      Aaa        575                                  591

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

DISTRICT OF COLUMBIA -
CONTINUED

District of Columbia Gen.
Oblig.: - continued

5.875% 6/1/05 (AMBAC Insured)     Aaa       $ 2,030                              $ 2,107

5.875% 6/1/05 (AMBAC Insured)     Aaa        1,970                                2,056
(Escrowed to Maturity) (h)

Series C, 5.75% 12/1/05           Aaa        1,895                                1,961
(AMBAC Insured)

Series E:

5% 6/1/04 (FGIC Insured)          Aaa        960                                  961

5% 6/1/04 (FGIC Insured)          Aaa        40                                   41
(Pre-Refunded to 6/1/03 @
102) (h)

District of Columbia Hosp.        A3         4,805                                4,864
Rev. Rfdg. (Medlantic Health
Care Group Proj.) Series B,
6.25% 8/15/00 (Escrowed to
Maturity) (h)

                                                                                  21,314

FLORIDA - 1.6%

Alachua County Health             Baa1       1,535                                1,581
Facilities Auth.  Health
Facilities Rev. Rfdg.
(Avmed/Santa Fe Health Sys.
Proj.) 6% 11/15/09
(Escrowed to Maturity) (h)

Broward County Resource           A3         3,365                                3,473
Recovery Rev. (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Florida Board of Ed. Cap.         Aa2        5,500                                5,259
Outlay Rfdg. (Pub. Ed.
Proj.) Series D, 5.75%
6/1/22 (c)

Hillsborough County Port          Aaa        2,000                                2,080
District Spl. Refing. Rev.
Rfdg. (Tampa Port Auth.
Proj.) 6.5% 6/1/02 (FSA
Insured) (g)

Lee County Ind. Dev. Auth.        BBB-       1,800                                1,652
Health Care Facilities Rev.
(Shell Point Village Proj.)
Series A,  5.75% 11/15/12

Miami Beach Health Facilities     BBB        1,700                                1,278
Auth. Hosp. Rev. (Mount
Sinai Med. Ctr. of Florida
Proj.) 5.375% 11/15/28

Pasco County Solid Waste          Aaa        2,000                                2,076
Disp. & Resource Recovery
Sys. Rev. Rfdg. 6% 4/1/10
(AMBAC Insured) (g)

                                                                                  17,399

IDAHO - 0.5%

Idaho Falls Gen. Oblig. Rfdg.     Aaa        7,000                                5,346
0% 4/1/05  (FGIC Insured)

ILLINOIS - 2.7%

Chicago Midway Arpt. Rev.:

Series A, 5.5% 1/1/29 (MBIA       Aaa        4,000                                3,635
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Chicago Midway Arpt. Rev.: -
continued

Series B:

6% 1/1/09 (MBIA Insured) (g)      Aaa       $ 2,000                              $ 2,073

6.125% 1/1/12 (MBIA Insured)      Aaa        2,740                                2,820
(g)

Chicago O'Hare Int'l. Arpt.       Aaa        9,820                                10,357
Rev. Rfdg.  (Gen. Arpt.
Proj.) Series A, 6.25%
1/1/08 (AMBAC Insured) (g)

Lake County Forest                Aa1        5,850                                4,558
Preservation District (Cap.
Appreciation) 0% 12/1/04

Rolling Meadows Multi-Family      A+         5,000                                5,164
Mtg. Rev. Rfdg. (Woodfield
Garden Apts. Proj.) 7.75%
2/1/04, LOC Banque Paribas

                                                                                  28,607

INDIANA - 1.2%

Indianapolis Resource
Recovery Rev. Rfdg. (Ogden
Martin Sys., Inc. Proj.):

6.75% 12/1/04 (AMBAC Insured)     Aaa        3,520                                3,792

6.75% 12/1/05 (AMBAC Insured)     Aaa        8,185                                8,843

                                                                                  12,635

KANSAS - 0.9%

Kansas City Util. Sys. Rev.
(Cap. Appreciation):

0% 3/1/04 (AMBAC Insured)         Aaa        3,735                                3,053

0% 3/1/04 (AMBAC Insured)         Aaa        5,015                                4,070
(Escrowed to Maturity) (h)

Kansas Dev. Fin. Auth. Rev.
(Sisters of Charity
Leavenworth Health Svc. Co.
Proj.):

5.25% 12/1/10 (MBIA Insured)      Aaa        1,000                                984

5.25% 12/1/11 (MBIA Insured)      Aaa        1,805                                1,767

                                                                                  9,874

LOUISIANA - 1.3%

Louisiana Pub. Facilities
Auth. Rev. Rfdg.  (Student
Ln. Prog.) Sr. Series A1:

6.1% 3/1/00                       Aaa        1,240                                1,244

6.1% 9/1/00                       Aaa        2,490                                2,518

New Orleans Gen. Oblig. Rfdg.     Aaa        13,500                               10,092
(Cap. Appreciation) 0%
9/1/05 (AMBAC Insured)

                                                                                  13,854

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - 9.9%

Boston Gen. Oblig. Rev.           Aaa       $ 2,000                              $ 2,070
(Boston City Hosp. Proj.)
Series A, 7.625% 2/15/21
(Pre-Refunded to 8/15/00 @
10/1/66 (h)

Massachusetts Gen. Oblig.:

(Consolidated Ln. Prog.)          Aaa        2,500                                2,614
Series C, 5.625% 8/1/13
(MBIA Insured) (Pre-Refunded
to 8/1/05 @ 1,001) (h)

Rfdg. Series A, 5.5% 2/1/11       Aa3        2,755                                2,772

Series C, 6.5% 8/1/11             Aa3        720                                  750

Massachusetts Health & Edl.
Facilities Auth. Rev.:

(Lawrence Gen. Hosp. Proj.)       Baa2       3,055                                3,097
Series B,  7.25% 7/1/01

(Waltham-Weston Hosp. & Med.      Baa        1,600                                1,660
Ctr. Proj.) Series B, 8%
7/1/02  (Escrowed to
Maturity) (h)

Rfdg. (Fairview Extended Care     Aaa        1,400                                1,390
Proj.) Series B, 4.55%
1/1/21 (MBIA Insured)

Massachusetts Ind. Fin. Agcy.
Rev.:

(Cap. Appreciation)
(Massachusetts Biomedical
Research Corp. Proj.):

Series A 1, 0% 8/1/02             A1         5,700                                5,020

Series A 2:

0% 8/1/05                         A1         5,100                                3,808

0% 8/1/07                         A+         5,800                                3,859

(Massachusetts Biomedical
Research  Corp. Proj.):

Series A1, 0% 8/1/01              A1         10,800                               10,016

Series A2, 0% 8/1/04              A1         10,800                               8,538

Massachusetts Muni. Wholesale     Baa2       3,610                                3,801
Elec. Co. Pwr. Supply Sys.
Rev. Rfdg. Series A,  6.75%
7/1/05

Massachusetts Tpk. Auth.          Aaa        12,120                               12,011
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)

Massachusetts Wtr. Poll.
Abatement Trust Rev. (MWRA
Ln. Prog.) Series A:

5.25% 8/1/13                      Aa1        25                                   24

5.25% 8/1/13 (Escrowed to         Aa1        195                                  191
Maturity) (h)

5.25% 8/1/14                      Aa1        75                                   71

5.25% 8/1/14 (Escrowed to         Aa1        725                                  703
Maturity) (h)

New England Ed. Ln. Marketing
Corp. Massachusetts Student
Ln. Rev. Rfdg.:

Sr. Issue A, 6.5% 9/1/02          Aaa        28,215                               29,436

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

New England Ed. Ln. Marketing
Corp. Massachusetts Student
Ln. Rev. Rfdg.: - continued

Sr. Issue D:

6.2% 9/1/00                       Aaa       $ 3,000                              $ 3,035

6.3% 9/1/02                       Aaa        7,815                                8,115

Univ. of Lowell Bldg. Auth.       Aaa        1,705                                1,862
Massachusetts Guaranteed
Rfdg. Series A, 6.75%
11/1/05 (AMBAC Insured)

                                                                                  104,843

MICHIGAN - 3.0%

Detroit Convention Facilities     A          22,300                               21,061
Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25%
9/30/12

Michigan Hosp. Fin. Auth. Rev.:

(Mercy Health Svcs., Inc.         Aaa        1,195                                1,245
Proj.) Series Q,  6% 8/15/09
(AMBAC Insured)

Rfdg. (McLaren Health Care        A1         8,000                                6,585
Corp. Proj.)  Series A, 5%
6/1/19

Michigan Muni. Bond Auth.
Rev. Series G:

6.3% 11/1/05 (AMBAC Insured)      Aaa        370                                  395

6.3% 11/1/05 (AMBAC Insured)      Aaa        630                                  681
(Pre-Refunded to 11/1/04 @
102) (h)

Michigan Strategic Fund Ltd.      Aaa        2,000                                1,802
Oblig. Rev. Rfdg. (Detroit
Edison Co. Proj.) Series A,
5.55% 9/1/29 (MBIA Insured)
(g)

                                                                                  31,769

MINNESOTA - 1.2%

Minneapolis Gen. Oblig. (Cap.
Appreciation) Series B:

0% 12/1/03                        Aaa        300                                  248

0% 12/1/04                        Aaa        440                                  345

Rochester Health Care             AA+        13,000                               11,960
Facilities Rev.  (Mayo
Foundation/Mayo Med. Ctr.
Proj.) Series A, 5.5%
11/15/27

                                                                                  12,553

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEBRASKA - 0.5%

American Pub. Energy Agcy.
Nebraska Gas Supply Rev.
(Nebraska Pub. Gas Agcy.
Proj.) Series A:

5% 6/1/07 (AMBAC Insured)         Aaa       $ 1,500                              $ 1,458

5.25% 6/1/11 (AMBAC Insured)      Aaa        4,400                                4,241

                                                                                  5,699

NEVADA - 0.4%

Clark County School District      Aaa        6,195                                4,752
(Cap. Appreciation) Series
B, 0% 3/1/05 (FGIC Insured)

NEW HAMPSHIRE - 0.4%

New Hampshire Higher Edl. &       Baa1       4,145                                4,079
Health Facilities Auth. Rev.
(Frisbee Memorial Hosp.
Proj.)  5.7% 10/1/04

NEW JERSEY - 2.7%

New Jersey Econ. Dev. Auth.       Aaa        5,000                                5,364
Market Transition Facilities
Rev. Sr. Lien Series A, 7%
7/1/03 (MBIA Insured)

New Jersey Gen. Oblig. Rfdg.      Aa1        9,255                                9,523
Series F,  5.5% 8/1/08

New Jersey Health Care
Facilities Fing. Auth. Rev.
Rfdg. (Atlantic City Med.
Ctr. Proj.)  Series C:

6.55% 7/1/03                      A3         2,200                                2,289

6.8% 7/1/05                       A3         3,500                                3,648

New Jersey Hsg. & Mtg. Fin.       Aaa        4,365                                4,335
Agcy. Rev. Rfdg. (Home Buyer
Proj.) Series AA, 5.3%
4/1/26 (MBIA Insured) (g)

Passaic County Util. Auth.        Aaa        3,380                                3,051
Solid Waste Disp. Rev. Rfdg.
(Cap. Appreciation) 0%
3/1/02  (MBIA Insured)

                                                                                  28,210

NEW MEXICO - 0.8%

Albuquerque Arpt. Rev. Rfdg.      Aaa        1,400                                1,505
6.5% 7/1/07 (AMBAC Insured)
(g)

Farmington Poll. Cont. Rev.       Aaa        1,260                                1,262
(Tucson Gas &  Elec. Co.
Proj.) Series A, 6.1% 1/1/08
 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW MEXICO - CONTINUED

New Mexico Edl. Assistance        Aaa       $ 4,135                              $ 4,282
Foundation Student Ln. Rev.
Sr. Series IV, 7.05% 3/1/10
(g)

Rio Rancho Wtr. & Wastewtr.       Aaa        1,420                                1,596
Sys. Rev. Series A, 8%
5/15/04 (FSA Insured)

                                                                                  8,645

NEW YORK - 14.3%

Long Island Pwr. Auth. New        Baa1       3,000                                2,999
York Elec. Sys. Rev. 4.25%
4/1/00

Metro. Trans. Auth. New York
Commuter Facilities Rev.:

Series A:

5.625% 7/1/27 (MBIA Insured)      Aaa        400                                  372

6% 7/1/24                         Baa1       19,915                               19,367

Series E, 5.625% 7/1/08           Aaa        7,305                                7,527
(AMBAC Insured)

Metro. Trans. Auth. New York
Svc. Contract Rev.:

(Commuter Facilities Proj.)       Baa1       1,700                                1,717
Series O,  5.75% 7/1/13

(Trans. Facilities Proj.):

Series 7, 5.625% 7/1/16           Baa1       2,495                                2,377

Series P, 5.75% 7/1/15            Baa1       2,500                                2,432

Rfdg. (Trans. Facilities          Baa1       5,280                                5,322
Proj.) Series 7,  5.2% 7/1/04

Metro. Trans. Auth. New York
Trans. Facilities Rev. Rfdg.
(Svc. Contract Proj.) Series
8:

5.25% 7/1/17                      Baa1       1,100                                996

5.375% 7/1/21 (FSA Insured)       Aaa        1,605                                1,468

Muni. Assistance Corp. for        Aa2        1,500                                1,577
New York City Rfdg. Series
E, 6% 7/1/05

New York City Gen. Oblig.:

Rfdg. Series A, 5.25% 8/1/06      A3         11,535                               11,571

Series B:

7.5% 2/1/04                       A3         5,000                                5,344

7.5% 2/1/05                       A3         2,030                                2,170

7.5% 2/1/05 (Pre-Refunded to      A3         590                                  631
2/1/02 @ 101.5 (h)

Series C:

6.4% 8/1/03                       A3         3,000                                3,143

6.5% 8/1/07                       A3         1,630                                1,706

6.5% 8/1/07 (Pre-Refunded to      A3         370                                  391
8/1/02 @ 101.5 (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York City Gen. Oblig.: -
continued

Series H:

7% 2/1/02 (Pre-Refunded to        A3        $ 120                                $ 127
2/1/02 @ 101.5 (h)

7% 2/1/06                         A3         240                                  253

Series J, 5.875% 2/15/19          A3         4,000                                3,890

New York City Transitional
Fin. Auth. Rev.:

(Future Tax Proj.) Second         Aa3        3,000                                2,432
Series B,  4.75% 11/15/23

Second Series A:

5% 8/15/11                        Aa3        8,000                                7,623

5% 8/15/14 (MBIA Insured)         Aaa        21,245                               19,499

5.125% 11/15/14                   Aa3        5,000                                4,637

New York State Dorm. Auth.
Rev.:

(City Univ. Sys. Consolidated
Proj.):

Series A, 5.75% 7/1/13            Baa1       3,000                                3,030

Series D, 8.75% 7/1/02            Baa1       1,700                                1,850

(City Univ. Sys. Proj.):

Series B, 5.75% 7/1/06            Baa1       1,080                                1,113

Series C, 7.5% 7/1/10             Baa1       2,500                                2,828

(State Univ. Edl. Facilities
Proj.):

Series A, 5.2% 5/15/06            A3         2,000                                2,003

Series B, 5.25% 5/15/11           A3         2,000                                1,956

Series C, 5.2% 5/15/04            A3         4,185                                4,220

Rfdg. (New York &                 Aaa        5,000                                4,934
Presbyterian Hosp. Proj.)
4.4% 8/1/13 (AMBAC Insured)
(Fed. Hsg. Administration
Insured)

New York State Envir.
Facilities Corp. Clean Wtr.
& Drinking Wtr. Rev.
(Revolving Funds Proj.)
Series F:

4.875% 6/15/18                    Aa1        1,900                                1,633

4.875% 6/15/20                    Aa1        3,600                                3,036

5% 6/15/15                        Aa1        1,800                                1,635

New York State Thruway Auth.      Aaa        4,350                                4,211
Hwy. & Bridge Trust Fund
Series B, 5.25% 4/1/13
(FGIC Insured)

New York State Urban Dev.
Corp. Rev.:

Rfdg. (Correctional Cap.          Baa1       1,785                                1,873
Facilities Proj.)  Series A,
6.4% 1/1/04

Series A, 5.5% 4/1/10 (MBIA       Aaa        3,990                                4,035
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

Triborough Bridge & Tunnel        Aa3       $ 3,000                              $ 3,133
Auth. Rev. Rfdg. Series Y,
6% 1/1/12

Triborough Bridge & Tunnel        Aaa        1,000                                986
Auth. Spl. Oblig. Rfdg.
Series A, 5.25% 1/1/11 (FGIC
Insured)

                                                                                  152,047

NORTH CAROLINA - 3.2%

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:

Series A, 5.75% 1/1/26            Baa3       1,000                                861

Series B:

5.625% 1/1/03                     Baa3       1,000                                1,004

5.875% 1/1/21 (MBIA Insured)      Aaa        5,800                                5,560

6% 1/1/06                         Baa3       6,750                                6,833

6% 1/1/14                         Baa3       3,500                                3,290

Series C:

5.25% 1/1/04                      Baa1       9,340                                9,231

5.5% 1/1/07                       Baa1       500                                  490

5.5% 1/1/07 (MBIA Insured)        Aaa        2,340                                2,386

North Carolina Edl.               AAA        1,000                                1,043
Facilities Fin. Agcy. Rev.
Rfdg. (Elon College Proj.)
6.375% 1/1/07 (AMBAC Insured)

North Carolina Muni. Pwr.
Agcy. #1 Catawba Elec. Rev.:

Rfdg. 5.9% 1/1/03                 Baa1       2,000                                2,016

7.25% 1/1/07                      Baa1       1,300                                1,395

                                                                                  34,109

OHIO - 1.6%

Butler County Trans. Impt.        Aaa        2,000                                2,048
District Series A,  5.5%
4/1/09 (FSA Insured)

Cincinnati Student Ln. Fdg.       Aaa        815                                  829
Corp. Student Ln. Rev. Rfdg.
Series C, 6.2% 7/1/03 (g)

Franklin County Gen. Oblig.
Rev. (Online Computer
Library Ctr., Inc. Proj.):

5.65% 4/15/01                     -          840                                  848

5.75% 4/15/02                     -          1,030                                1,047

5.9% 4/15/04                      -          500                                  512

6% 4/15/09                        -          4,500                                4,538

6.7% 7/15/00                      -          960                                  973

6.8% 7/15/01                      -          800                                  826

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

OHIO - CONTINUED

Lake County Hosp. Impt.           Aaa       $ 3,800                              $ 4,120
Facilities Rev. (Lake Hosp.
Sys., Inc. Proj.) 6.875%
8/15/11 (AMBAC Insured)
(Escrowed to Maturity) (h)

Ohio Tpk. Commission Tpk.         Aaa        1,250                                1,261
Rev. Series A,  5.6% 2/15/12
(MBIA Insured)

                                                                                  17,002

OKLAHOMA - 0.2%

Tulsa Ind. Auth. Hosp. Rev.       AAA        2,080                                2,203
(Tulsa Reg'l.  Med. Ctr.
Proj.) 7% 6/1/06
(Pre-Refunded  to 6/1/03 @
102) (h)

OREGON - 0.4%

Clackamas County School           Aaa        1,630                                1,570
District #12 5.25% 6/1/13
(FGIC Insured)

Washington, Multnomah &
Yamhill County School
District No. 1J:

5.25% 6/1/12                      Aa3        1,000                                976

5.25% 6/1/13                      Aa3        1,795                                1,732

                                                                                  4,278

PENNSYLVANIA - 4.4%

Allegheny County (Cap.            Aaa        21,000                               22,615
Appreciation)  Series C34,
8.5% 2/15/02 (MBIA Insured)

Allegheny County Arpt. Rev.       Aaa        2,000                                2,055
Rfdg. (Pittsburgh Int'l.
Arpt. Proj.) Series A, 5.75%
1/1/07 (MBIA Insured) (g)

Allegheny County Hosp. Dev.
Auth. (Univ. of Pittsburgh
Med. Ctr. Proj.) Series B:

5% 7/1/16 (MBIA Insured)          Aaa        2,500                                2,192

5.25% 7/1/06 (MBIA Insured)       Aaa        3,335                                3,358

Delaware County Gen. Oblig.       Aa3        5,500                                4,555
Rfdg. (Cap. Appreciation) 0%
11/15/03

Northampton County Hosp.          BBB        1,475                                1,485
Auth. Rev. Rfdg. (Easton
Hosp. Proj.) Series B, 6.9%
1/1/02

Philadelphia Gen. Oblig.          Aaa        3,610                                3,912
6.25% 5/15/12 (MBIA Insured)
(Pre-Refunded to 5/15/06 @
102) (h)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - CONTINUED

Philadelphia Wtr. & Wastewtr.     Aaa       $ 3,300                              $ 3,383
Rev. Rfdg. 5.5% 6/15/03
(FGIC Insured)

Wilkens Area Ind. Dev. Auth.      Aaa        3,765                                3,714
Rev. Rfdg. (Fairview
Extended Care Proj.) Series
B, 4.55% 1/1/21 (MBIA
Insured), LOC BankBoston NA

                                                                                  47,269

SOUTH CAROLINA - 0.3%

South Carolina Ed. Assistance     A          2,000                                2,034
Auth. Rev. Rfdg. (Guaranteed
Student Ln. Prog.) Series B,
 5.7% 9/1/05 (g)

South Carolina Gen. Oblig.        Aaa        1,000                                1,023
(State Hwy. Proj.) Series B,
5.625% 7/1/11

                                                                                  3,057

SOUTH DAKOTA - 0.5%

South Dakota Student Ln.          A+         5,000                                5,204
Fing. Corp. Student Ln. Rev.
Rfdg. Series A, 6.15% 8/1/03
 (Pre-Refunded to 8/1/01 @
102) (g)(h)

TENNESSEE - 0.5%

Memphis-Shelby County Arpt.
Auth. Arpt. Rev. Rfdg.
Series A:

5.5% 2/15/03 (MBIA Insured)       Aaa        2,405                                2,445
(g)

6% 2/15/06 (MBIA Insured) (g)     Aaa        2,000                                2,079

Shelby County Gen. Oblig.         Aa3        2,200                                1,162
Series A, 0% 5/1/11
(Pre-Refunded to 5/1/05 @
69.561) (h)

                                                                                  5,686

TEXAS - 16.2%

Alief Independent School
District:

7% 2/15/03                        Aaa        1,125                                1,201

7% 2/15/04                        Aaa        1,125                                1,218

Allen Independent School          Aaa        1,370                                996
District Rfdg.  (Cap.
Appreciation) 0% 2/15/06

Arlington Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        1,570                                1,078
2/15/07

5.25% 2/15/15                     Aaa        2,795                                2,627

Austin Combined Util. Sys.        Aaa        16,130                               14,438
Rev. Rfdg.  (Cap.
Appreciation) Series A, 0%
5/15/02 (MBIA Insured)

Austin Independent School
District:

5.7% 8/1/11                       Aaa        1,070                                1,089

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Austin Independent School
District: - continued

5.7% 8/1/11 (Pre-Refunded to      Aaa       $ 2,430                              $ 2,528
8/1/06 @ 100) (h)

Brazos Higher Ed. Auth., Inc.
Student Ln. Rev. Rfdg.
Series C1:

5.6% 6/1/03 (g)                   Aaa        6,515                                6,628

5.7% 6/1/04 (g)                   Aaa        2,410                                2,464

Brazosport Independent School     Aaa        1,290                                1,270
District  (School House
Proj.) 5.4% 2/15/13

Cedar Hill Independent School
District Rfdg. (Cap.
Appreciation):

0% 8/15/05                        Aaa        2,830                                2,121

0% 8/15/07                        Aaa        1,465                                978

Conroe Independent School         Aaa        500                                  343
District Rfdg.  (Cap.
Appreciation) Series B, 0%
2/15/07

Dallas County Gen. Oblig.
Rfdg. (Cap. Appreciation)
Series A:

0% 8/15/05                        Aaa        7,125                                5,339

0% 8/15/06                        Aaa        6,700                                4,751

0% 8/15/07                        Aaa        3,605                                2,415

Fort Bend Independent School      AAA        1,000                                1,008
District  5.25% 2/15/08

Fort Worth Texas Ind. School      Aaa        4,615                                4,383
District Rfdg. & Impt. 5%
2/15/12

Garland Independent School        Aaa        3,505                                2,722
District Series A, 4% 2/15/17

Harris County Gen. Oblig.:

(Cap. Appreciation) (Toll
Road Proj.):

Sub Lien Series A, 0% 8/15/02     Aaa        3,045                                2,689
 (MBIA Insured)

0% 8/15/18 (AMBAC Insured)        Aaa        7,500                                2,404
(Pre-Refunded to 8/15/09 @
53.836) (h)

Rfdg. (Cap. Appreciation)
(Toll Road Proj.)  Sub Lien:

0% 8/1/02                         Aa1        8,485                                7,507

0% 8/1/03                         Aa1        12,570                               10,559

0% 8/1/05                         Aa1        16,275                               12,219

0% 8/1/06                         Aa1        13,000                               9,225

Houston Arpt. Sys. Rev.           Aaa        3,300                                3,239
(Automated People Mover
Proj.) Series A, 5.375%
7/15/11  (FSA Insured) (g)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Humble Independent School         Aaa       $ 1,300                              $ 1,482
District 8% 2/15/05

Katy Independent School           Aaa        2,550                                1,751
District Rfdg. (Cap.
Appreciation) Series A, 0%
2/15/07

Keller Independent School         Aaa        1,590                                778
District Rfdg. (Cap.
Appreciation) Series A, 0%
8/15/12

Laredo Gen. Oblig. Rfdg.:

5.125% 8/15/11 (FGIC Insured)     Aaa        2,225                                2,159

5.25% 2/15/13 (FGIC Insured)      Aaa        1,335                                1,290

Leander Independent School
District:

7.5% 8/15/04                      Aaa        500                                  556

7.5% 8/15/05                      Aaa        600                                  677

7.5% 8/15/06                      Aaa        800                                  914

7.5% 8/15/07                      Aaa        800                                  925

Lewisville Independent School     Aaa        5,000                                3,133
District Rfdg. (Cap.
Appreciation) 0% 8/15/08

Lower Colorado River Auth.        Aaa        615                                  379
Rev. Rfdg. (Cap.
Appreciation) 0% 1/1/09
(MBIA Insured) (Escrowed to
Maturity) (h)

Mesquite Independent School       Aaa        1,500                                1,501
District Rfdg. 5.375% 8/15/11

Midlothian Independent School     Aaa        1,905                                1,385
District Rfdg. (Cap.
Appreciation) 0% 2/15/06

Northside Independent School
District Rfdg. (Cap.
Appreciation):

0% 2/15/02                        Aaa        1,000                                904

0% 2/15/03                        Aaa        1,230                                1,057

0% 2/1/05                         Aaa        6,155                                4,741

Round Rock Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        7,645                                5,250
2/15/07

Series B, 7% 8/1/03               Aaa        1,325                                1,427

San Antonio Elec. & Gas Rev.      Aa1        5,655                                5,712
5.75% 2/1/11

San Antonio Gen. Oblig.:

Rfdg. 5.5% 8/1/04                 Aa2        2,745                                2,829

Series 2000:

5% 2/1/13 (c)                     Aa2        1,535                                1,420

5% 2/1/14 (c)                     Aa2        2,250                                2,057

San Antonio Independent           Aaa        2,000                                2,057
School District  5.75%
8/15/11

Socorro Independent School        Aaa        3,000                                2,372
District Rfdg.  0% 9/1/04

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Spring Independent School         Aaa       $ 5,900                              $ 4,051
District Rfdg.  (Cap.
Appreciation) 0% 2/15/07

Texas Gen. Oblig.:

(College Student Ln. Prog.)       Aa1        2,350                                2,396
5.8% 8/1/05 (g)

(Texas Pub. Fin. Auth. Proj.)     Aa1        3,375                                3,115
Series A,  5% 10/1/14

(Wtr. Finl. Assistance Proj.)     Aa1        1,815                                1,830
5.375% 8/1/10

Travis County Health              Aaa        4,000                                4,039
Facilities Dev. Corp. Rev.
(Ascension Health Cr. Prog.)
Series A, 6.25% 11/15/19
(MBIA Insured)

Univ. of Texas Permanent          Aaa        2,495                                2,450
Univ. Fund 5% 7/1/10

Yselta Independent School         Aaa        1,100                                575
District Rfdg.  (Cap.
Appreciation) 0% 8/15/11

                                                                                  172,651

UTAH - 3.1%

Intermountain Pwr. Agcy. Pwr.
Supply Rev. Rfdg.:

Series A:

5.25% 7/1/12 (MBIA Insured)       Aaa        2,605                                2,525

6.5% 7/1/10 (AMBAC Insured)       Aaa        1,000                                1,088

Series B, 5.75% 7/1/16 (MBIA      Aaa        1,000                                980
Insured)

Series G, 0% 7/1/12               Aaa        17,000                               19,558
(Pre-Refunded to 1/1/03 @
101) (b)(h)

Jordan School District 7.625%     Aa3        1,000                                1,110
6/15/04

Salt Lake County Wtr.             Aaa        3,500                                2,470
Conservancy District Rev.
Rfdg. (Cap. Appreciation)
Series A, 0% 10/1/06 (AMBAC
Insured)

Utah Board of Regents Student     Aaa        4,900                                5,022
Ln. Rev. Series A, 7.6%
11/1/00 (AMBAC Insured)

                                                                                  32,753

VIRGINIA - 2.2%

Arlington County Ind. Dev.        Aaa        2,965                                2,917
Auth. Resource Recovery Rev.
(Ogden Martin Sys. Proj.)
5.375% 1/1/11 (FSA Insured)
(g)

Chesapeake Gen. Oblig. Pub.       Aa3        2,400                                2,500
Impt. 6% 5/1/11 (MBIA
Insured)

Fairfax County Gen. Oblig.        Aaa        11,000                               11,033
Rfdg. (Pub. Impt. Proj.)
Series A, 5% 6/1/07

Pocahontas Parkway Assoc.         Baa3       4,500                                3,911
Toll Road Rev. Senior Series
A, 5% 8/15/11

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

VIRGINIA - CONTINUED

Virginia Hsg. Dev. Auth.
Multi-family Hsg. Rev.
Series I:

5.75% 5/1/07 (g)                  Aa1       $ 1,380                              $ 1,398

5.85% 5/1/08 (g)                  Aa1        1,370                                1,390

                                                                                  23,149

WASHINGTON - 7.3%

Cowlitz County Gen. Oblig.        Aaa        2,565                                2,565
5.5% 11/1/11  (FSA Insured)

Grant County Pub. Util.           Aaa        1,235                                1,140
District #2 Wanapum Hydro
Elec. Rev. Rfdg. Second
Series B, 5.25% 1/1/14 (MBIA
Insured) (g)

King County Gen. Oblig.
Series B:

5.75% 12/1/11                     Aa1        6,000                                6,170

5.85% 12/1/13                     Aa1        13,480                               13,747

Washington Ctfs. Prtn.            Aaa        4,000                                3,881
(Convention & Trade  Ctr.
Proj.) 5% 7/1/10 (MBIA
Insured)

Washington Gen. Oblig. Rfdg.      Aa1        1,450                                1,499
Series R 93A, 5.625% 9/1/05

Washington Health Care            Aaa        3,000                                3,001
Facilities Auth. Rev. Rfdg.
(Swedish Health Svcs. Proj.)
5.5% 11/15/12 (AMBAC Insured)

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #2 Rev.
Rfdg.:

Series A, 5% 7/1/09 (MBIA         Aaa        5,000                                4,825
Insured)

Series C, 7.5% 7/1/03             Aa1        1,000                                1,050
(Pre-Refunded to 1/1/01 @
102) (h)

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #3 Rev.:

Rfdg.:

Series B:

0% 7/1/04 (MBIA Insured)          Aaa        5,450                                4,337

0% 7/1/05 (MBIA Insured)          Aaa        10,000                               7,520

0% 7/1/10                         Aa1        2,250                                1,245

Series C, 7.5% 7/1/08 (MBIA       Aaa        6,940                                7,944
Insured) (d)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys. Nuclear  Proj. #3 Rev.:
- continued

Rfdg. (Cap. Appreciation)
Series B:

0% 7/1/07                         Aa1       $ 15,000                             $ 10,002

0% 7/1/10                         Aa1        16,000                               8,855

                                                                                  77,781

TOTAL MUNICIPAL BONDS                                                             1,055,879
(Cost $1,055,832)


CASH EQUIVALENTS - 0.6%

                                             SHARES

Municipal Central Cash Fund,                 6,001,117                            6,001
4.81% (e)(f) (Cost $6,001)

TOTAL INVESTMENT PORTFOLIO -                                                      1,061,880
99.9%  (Cost $1,061,833)

NET OTHER ASSETS - 0.1%                                                           971

NET ASSETS - 100%                                                               $ 1,062,851


FUTURES CONTRACTS

                              EXPIRATION DATE      UNDERLYING FACE AMOUNT AT      UNREALIZED GAIN/LOSS (000S)
                                                   VALUE (000S)

SOLD

60 Bond Buyer Municipal Bond  March 2000           $ 5,548                        $ (18)
Index Contracts


The face value of futures sold as a percentage of net assets - 0.5%

LEGEND

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security purchased on a delayed delivery or when-issued basis.

(d) A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $790,000.

(e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(f) The rate quoted is the annualized seven-day yield of the fund at period end.

(g) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(h) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        80.2%      AAA, AA, A    78.9%

Baa               9.4%       BBB           8.6%

Ba                1.6%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

Ca, C             0.0%       D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.8%.

The distribution of municipal securities by revenue source, as a percentage of net assets, is as follows:

General Obligations           36.4%

Electric Utilities            12.9

Transportation                10.8

Health Care                   10.8

Escrowed/Pre-Refunded          7.5

Education                      7.3

Special Tax                    7.2

Others* (individually less     7.1
than 5%)

                             100.0%

* Includes short term investments and
 net other assets.

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,061,833,000. Net unrealized appreciation aggregated $47,000, of which $18,887,000 related to appreciated investment securities and $18,840,000 related to depreciated investment securities.

The fund hereby designates approximately $282,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At December 31, 1999, the fund had a capital loss carryforward of approximately $7,029,000 of which $591,000, $5,298,000 and $1,140,000 will expire on December 31, 2002, 2003 and 2007, respectively. Of the loss carryforward expiring December 31, 2003, $4,595,000 was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

During the fiscal year ended December 31, 1999, 100% of the fund's income dividends was free from federal income tax, and 8.4% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

Spartan Intermediate Municipal Income Fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                 DECEMBER 31, 1999

ASSETS

Investment in securities, at            $ 1,061,880
value (cost $1,061,833) -
See accompanying schedule

Cash                                     505

Receivable for fund shares               469
sold

Interest receivable                      14,363

Receivable for daily                     2
variation on futures
contracts

 TOTAL ASSETS                            1,077,219

LIABILITIES

Payable for investments         $ 506
purchased Regular delivery

 Delayed delivery                9,125

Payable for fund shares          3,034
redeemed

Distributions payable            1,213

Accrued management fee           344

Other payables and accrued       146
expenses

 TOTAL LIABILITIES                       14,368

NET ASSETS                              $ 1,062,851

Net Assets consist of:

Paid in capital                         $ 1,072,178

Undistributed net investment             994
income

Accumulated undistributed net            (10,350)
realized  gain (loss) on
investments

Net unrealized appreciation              29
(depreciation) on investments

NET ASSETS, for 112,905                 $ 1,062,851
shares outstanding

NET ASSET VALUE, offering                $9.41
price and redemption price
per share ($1,062,851
(divided by) 112,905 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS       YEAR
                           ENDED DECEMBER 31, 1999

INTEREST INCOME                           $ 60,118

EXPENSES

Management fee                 $ 4,160

Transfer agent fees             966

Accounting fees and expenses    270

Non-interested trustees'        3
compensation

Custodian fees and expenses     43

Registration fees               38

Audit                           46

Legal                           26

Shareholder reports             23

Miscellaneous                   3

 Total expenses before          5,578
reductions

 Expense reductions             (4)        5,574

NET INTEREST INCOME                        54,544

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities          (1,449)

 Futures contracts              616        (833)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          (66,342)

 Futures contracts              (208)      (66,550)

NET GAIN (LOSS)                            (67,383)

NET INCREASE (DECREASE) IN                $ (12,839)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 54,544                      $ 51,682

 Net realized gain (loss)         (833)                         9,759

 Change in net unrealized         (66,550)                      1,438
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (12,839)                      62,879
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (55,257)                      (51,682)
From net interest income

 In excess of net realized        (352)                         -
gain

 From net realized gain           -                             (6,394)

 TOTAL DISTRIBUTIONS              (55,609)                      (58,076)

Share transactions Net            300,088                       244,699
proceeds from sales of shares

 Net asset value of shares        -                             196,898
issued in exchange for the
net assets of the former
Spartan Intermediate
Municipal Income Fund

 Reinvestment of distributions    40,803                        44,103

 Cost of shares redeemed          (363,605)                     (251,231)

 NET INCREASE (DECREASE) IN       (22,714)                      234,469
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (91,162)                      239,272
IN NET ASSETS

NET ASSETS

 Beginning of period              1,154,013                     914,741

 End of period (Including        $ 1,062,851                   $ 1,154,013
undistributed net investment
  income of $994 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             30,628                        24,546

 Issued in exchange for           -                             19,829
shares of the former Spartan
  Intermediate Municipal
Income Fund

 Issued in reinvestment of        4,202                         4,424
distributions

 Redeemed                         (37,502)                      (25,225)

 Net increase (decrease)          (2,672)                       23,574


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999      1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 9.980   $ 9.940  $ 9.700  $ 9.800  $ 8.990
of period

Income from Investment            .460 B    .474     .485     .488     .497
Operations Net interest
income

Net realized and unrealized       (.561)    .097     .290     (.069)   .810
gain (loss)

Total from investment             (.101)    .571     .775     .419     1.307
operations

Less Distributions

From net interest income          (.466)    (.474)   (.485)   (.488)   (.497)

In excess of net realized gain    (.003)    -        -        -        -

From net realized gain            -         (.057)   (.050)   (.031)   -

Total distributions               (.469)    (.531)   (.535)   (.519)   (.497)

Net asset value, end of period   $ 9.41    $ 9.980  $ 9.940  $ 9.700  $ 9.800

TOTAL RETURN                      (1.06)%   5.89%    8.23%    4.43%    14.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,063   $ 1,154  $ 915    $ 904    $ 943
(in millions)

Ratio of expenses to average      .48%      .50%     .55%     .56%     .57%
net assets

Ratio of net interest income      4.72%     4.58%    4.97%    5.06%    5.25%
to average net assets

Portfolio turnover rate           21%       18% A    22%      27%      31%


A THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.
B NET INTEREST INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards, losses deferred due to futures transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Undistributed net interest income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. , an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $234,168,00 and $276,754,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $63,947,000 and $76,990,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee computed daily and paid monthly, based on the fund's gross income at the rate of 5% of the gross income and .10% of average net assets. Gross income includes interest accrued less amortization of premium excluding accretion of discount. For the period, the management fee was equivalent to an annual rate of .36% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT AND ACCOUNTING FEES. Effective June 14, 1999 Citibank, N.A. (Citibank) replaced UMB Bank, n.a. as the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of 0.08% of average net assets.

5. EXPENSE REDUCTIONS.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,000 and $2,000, respectively, under these arrangements.

6. MERGER INFORMATION.

On March 19,1998, Fidelity Limited Term Municipal Income Fund
(currently Spartan Intermediate Municipal Income Fund) acquired all of the assets and assumed all of the liabilities of the former Spartan Intermediate Municipal Income Fund. The acquisition, which was approved

6. MERGER INFORMATION -
CONTINUED

by the shareholders of the former Spartan Intermediate Municipal Income Fund on March 9, 1998, was accomplished by an exchange of 19,828,609 shares (each valued at $9.93) of Fidelity Limited Term Municipal Income Fund (currently Spartan Intermediate Municipal Income
Fund) for the 18,663,326 shares then outstanding (each valued at $10.55) of the former Spartan Intermediate Municipal Income Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The former Spartan Intermediate Municipal Income Fund net assets, including $9,378,552 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $1,132,856,426.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Spartan Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2000

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on January 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect the nominees specified below as Trustees:*

               # OF             % OF
               VOTES CAST       VOTES CAST
RALPH F. COX
Affirmative    814,338,552.11   96.934

Withheld       25,758,515.57    3.066

TOTAL          840,097,067.68   100.000

PHYLLIS BURKE DAVIS
Affirmative    813,431,700.66   96.826

Withheld       26,665,367.02    3.174

TOTAL          840,097,067.68   100.000

ROBERT M. GATES
Affirmative    813,596,737.90   96.846

Withheld       26,500,329.78    3.154

TOTAL          840,097,067.68   100.000

EDWARD C. JOHNSON 3D
Affirmative    813,835,876.78   96.874

Withheld       26,261,190.90    3.126

TOTAL          840,097,067.68   100.000

DONALD J. KIRK
Affirmative    814,093,254.28   96.905

Withheld       26,003,813.40    3.095

TOTAL          840,097,067.68   100.000

NED C. LAUTENBACH
Affirmative    814,540,357.90   96.958

Withheld       25,556,709.78    3.042

TOTAL          840,097,067.68   100.000

               # OF             % OF
               VOTES CAST       VOTES CAST
PETER S. LYNCH
Affirmative    813,923,515.86   96.884

Withheld       26,173,551.82    3.116

TOTAL          840,097,067.68   100.000

WILLIAM O. MCCOY
Affirmative    814,199,679.06   96.917

Withheld       25,897,388.62    3.083

TOTAL          840,097,067.68   100.000

GERALD C. MCDONOUGH
Affirmative    813,046,169.46   96.780

Withheld       27,050,898.22    3.220

TOTAL          840,097,067.68   100.00

MARVIN L. MANN
Affirmative    814,171,034.14   96.914

Withheld       25,926,033.54    3.086

TOTAL          840,097,067.68   100.000

ROBERT C. POZEN
Affirmative    813,531,175.55   96.838

Withheld       26,565,892.13    3.162

TOTAL          840,097,067.68   100.000

THOMAS R. WILLIAMS
Affirmative    812,970,905.77   96.771

Withheld       27,126,161.91    3.229

TOTAL          840,097,067.68   100.000

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    651,696,708.48   96.011

Against        6,061,759.81     0.893

Abstain        21,015,938.32    3.096

TOTAL          678,774,406.61   100.000

PROPOSAL 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         730,889,811.70   88.758

Against             44,830,500.57    5.445

Abstain             47,739,235.29    5.797

TOTAL               823,459,547.56   100.000

Broker Non-Votes    16,637,520.12

PROPOSAL 4
To modify the fund's fundamental investment objective and eliminate certain fundamental investment policies.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         573,290,320.81   86.510

Against             50,502,098.96    7.621

Abstain             38,890,724.79    5.869

TOTAL               662,683,144.56   100.000

Broker Non-Votes    16,091,262.05

*DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

PROPOSAL 5
To eliminate the fundamental 80% investment policy and adopt a comparable non-fundamental policy.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         566,731,866.51   85.521

Against             58,352,648.09    8.805

Abstain             37,598,629.96    5.674

TOTAL               662,683,144.56   100.000

Broker Non-Votes    16,091,262.05

PROPOSAL 6
To amend the fund's fundamental investment limitation concerning diversification.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         569,244,042.53   85.900

Against             55,838,200.62    8.426

Abstain             37,600,901.41    5.674

TOTAL               662,683,144.56   100.000

Broker Non-Votes    16,091,262.05


MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at
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receive a special Fidelity package that includes 30 days of free
Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

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INDIANA

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8885 Ladue Road
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200 North Broadway
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150 Essex Street
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56 South Street
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501 Route 17, South
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1055 Franklin Avenue
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999 Walt Whitman Road
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1271 Avenue of the Americas
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19740 IH 45 North
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TO WRITE FIDELITY


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(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

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BUYING SHARES

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SELLING SHARES

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OVERNIGHT EXPRESS
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Attn: Redemptions - CP6R
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GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER
Fidelity Investment Money
Management, Inc. (FIMM),
Merrimack, NH

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

LIM-ANN-0200  88602
1.540000.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Citibank, N.A.
New York, NY
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
Citibank, N.A.
New York, NY

FIDELITY'S MUNICIPAL BOND FUNDS
Spartan(registered trademark) Arizona Municipal Income
Spartan California Municipal Income
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Spartan Municipal Income
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Municipal Income

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FIDELITY(REGISTERED TRADEMARK)
NEW MARKETS INCOME
FUND

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   20  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  24  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  29  The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS   30

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

The NASDAQ, S&P 500(Registered trademark) and Dow Jones Industrial Average all closed 1999 at record highs. Investors should note, however, that much of the year's returns were driven by a single sector: technology. Most other stocks were flat or down in 1999. Likewise, bond investors had little cause to celebrate at year's end. Steadily rising interest rates left the benchmark 30-year Treasury at its highest yield level in two years.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31,     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

FIDELITY NEW MARKETS INCOME    36.69%       90.36%        120.54%

JP EMBI Global                 24.18%       110.15%       n/a

Emerging Markets Debt Funds    24.51%       84.02%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of both the J.P. Morgan Emerging Markets Bond Index Global - a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets sovereign and quasi-sovereign entities. The J.P. EMBI Global currently covers 26 emerging market countries. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper, Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31,   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

FIDELITY NEW MARKETS INCOME  36.69%       13.74%        12.60%

JP EMBI Global               24.18%       16.01%        n/a

Emerging Markets Debt Funds  24.51%       12.76%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             New Markets Income          JP Emg Mkt Bond Index
             00331                       JP001
  1993/05/04      10000.00                    10000.00
  1993/05/31      10300.87                    10333.23
  1993/06/30      10710.66                    10694.64
  1993/07/31      11253.11                    11140.58
  1993/08/31      11586.74                    11364.17
  1993/09/30      11955.99                    11513.02
  1993/10/31      12900.58                    12483.31
  1993/11/30      13042.02                    12358.35
  1993/12/31      13883.68                    13113.02
  1994/01/31      14404.11                    13148.55
  1994/02/28      12954.23                    12054.52
  1994/03/31      11006.80                    10675.65
  1994/04/30      10542.95                    10680.55
  1994/05/31      11095.86                    11418.07
  1994/06/30      10464.54                    10498.62
  1994/07/31      10752.29                    10756.51
  1994/08/31      11938.20                    11525.27
  1994/09/30      12528.12                    11638.59
  1994/10/31      12291.04                    11309.04
  1994/11/30      12238.94                    11424.20
  1994/12/31      11585.89                    10663.40
  1995/01/31      10244.50                    10294.64
  1995/02/28       9514.84                     9758.04
  1995/03/31       9213.43                     9482.39
  1995/04/30       9862.05                    10500.46
  1995/05/31      10518.02                    11425.42
  1995/06/30      10659.69                    11647.17
  1995/07/31      10678.43                    11655.74
  1995/08/31      11026.21                    11930.78
  1995/09/30      11455.38                    12341.81
  1995/10/31      11377.65                    12215.01
  1995/11/30      11743.18                    12642.57
  1995/12/31      12509.53                    13600.61
  1996/01/31      13426.92                    14798.16
  1996/02/29      12701.78                    13758.65
  1996/03/31      12839.61                    14111.49
  1996/04/30      13515.35                    14821.44
  1996/05/31      13894.84                    15005.82
  1996/06/30      14254.79                    15421.13
  1996/07/31      14387.90                    15538.74
  1996/08/31      14906.81                    16042.88
  1996/09/30      16125.36                    17021.13
  1996/10/31      16574.14                    17089.13
  1996/11/30      17521.71                    18045.94
  1996/12/31      17687.29                    18246.86
  1997/01/31      18443.09                    18905.97
  1997/02/28      18765.22                    19245.33
  1997/03/31      18014.98                    18494.33
  1997/04/30      18635.49                    19122.21
  1997/05/31      19470.77                    19890.35
  1997/06/30      20091.13                    20352.83
  1997/07/31      20976.37                    21334.15
  1997/08/31      20850.07                    21124.04
  1997/09/30      21518.36                    21831.42
  1997/10/31      19407.58                    19481.84
  1997/11/30      20139.53                    20516.75
  1997/12/31      20786.22                    21194.30
  1998/01/31      20807.27                    21241.78
  1998/02/28      21380.86                    21765.15
  1998/03/31      21984.44                    22305.54
  1998/04/30      22010.98                    22318.35
  1998/05/31      21099.35                    21652.31
  1998/06/30      20423.58                    21141.81
  1998/07/31      20743.69                    21420.95
  1998/08/31      13300.13                    15930.35
  1998/09/30      14462.48                    17271.73
  1998/10/31      15447.22                    18274.55
  1998/11/30      16603.01                    19447.66
  1998/12/31      16134.28                    18854.70
  1999/01/31      15704.44                    17884.84
  1999/02/28      15988.18                    18245.88
  1999/03/31      17385.61                    19854.15
  1999/04/30      19225.18                    20953.63
  1999/05/31      18200.62                    19540.03
  1999/06/30      19112.87                    20217.40
  1999/07/31      18599.15                    19685.08
  1999/08/31      18621.22                    19540.52
  1999/09/30      19056.73                    20426.71
  1999/10/31      19838.84                    21319.20
  1999/11/30      20784.38                    21818.19
  1999/12/31      22054.47                    22919.63
IMATRL PRASUN   SHR__CHT 19991231 20000209 090015 R00000000000083

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993 when the fund started. As the chart shows, by December 31, 1999, the value of the investment would have grown to $22,054 - a 120.54% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. (The J.P. Morgan Emerging Markets Bond Index Global does not extend as far back as the fund's start date, and therefore, is not appropriate for this comparison). With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,920 - a 129.20% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United States.
Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31,  PAST 1 MONTH    PAST 6 MONTHS  PAST 1 YEAR
1999

Dividends per share         28.75(cents) A  62.65(cents)   101.02(cents)

Annualized dividend rate    30.75% A        12.10%         10.21%

30-day annualized yield     8.00%           -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $11.01 over the past one month, $10.27 over the past six months and $9.89 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A THE PAST MONTH DIVIDENDS PER SHARE INCLUDE ADDITIONAL NONRECURRING DISTRIBUTIONS REQUIRED BY FEDERAL TAX REGULATIONS. THESE DISTRIBUTIONS MAY NOT BE REFLECTED IN FUTURE MONTHLY DIVIDENDS.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Unlike 1998, emerging markets were
generally a much sounder investment in
1999. For the 12-month period
ending December 31, 1999, the
JP Morgan Emerging Markets Bond
Index was up 21.56%, ending the
year as one of the best-performing
asset classes. A year ago, that
same index closed 1998 with a
negative 11.04% annual return.
A variety of factors sparked the
recovery in emerging markets in
1999, including rising commodity
prices, particularly oil; the
continuation of a strong U.S.
economy; stable-to-lower interest
rates; tame inflation; and greater
political stability. On a country
specific level, Russia was the year's
biggest comeback story.
Devastated by its devaluation of the
ruble and loan defaults in 1998,
Russia steadily improved, aided by
higher oil prices, continued debt
negotiations and a new prime
minister, making it the
best-performing country in the index
in 1999. Despite a currency
devaluation in the opening month of
1999, Brazil also was a strong
performer. Both Brazil and Mexico
enjoyed relatively low inflation and
an improved economy. Turkey also
performed strongly as the
government's reform plans, IMF
financial support, and the
announcement that it would be
accepted in the European Union all
combined to boost the country's
prospects.

(photograph of John Carlson)

An interview with John Carlson, Portfolio Manager of Fidelity New
Markets Income Fund

Q. HOW DID THE FUND PERFORM, JOHN?

A. Very well relative to its peers and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). For the 12 months ending December 31, 1999, the fund posted a return of 36.69%. This outperformed the emerging market debt funds average, as tracked by Lipper Inc., which returned 24.51% during the period, as well as the EMBI Global index's return of 24.18%. The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging-market countries, such as Brady bonds, loans, eurobonds, and local market instruments, and was designed to be a very broad measure of the investment universe for emerging-market debt. J.P. Morgan created the index as a result of the large number of emerging-market issuers that have come into the market in the last few years. I will discuss more specific characteristics of the EMBI Global index in the callout box on page 9 of this report.

Q. WOULD YOU PROVIDE AN UPDATE ON RUSSIA'S PERFORMANCE IN 1999?

A. I'd be happy to. Russia was the big story in 1998, and it was again in 1999. However, this time the story was good - after having been oversold and distressed in 1998, the Russian market is recovering. Russian debt prices rebounded as the year progressed, due to stronger commodity prices, particularly oil, and better-than-expected economic growth. Its government adopted a number of prudent fiscal and monetary policies, with the result being that Russia ended the year as the best-performing country in the index. The fund's overweighted position in Russia was the largest contributor to performance.

Q. WHAT WERE SOME OF THE EVENTS THAT ADDED TO THE FUND'S
OUTPERFORMANCE FOR THE PERIOD?

A. In addition to Russia, the fund's holdings in Brazil added to performance. In January 1999, Brazil devalued its local currency, the real, sending valuations downward. The markets responded quickly to the anticipated move and priced securities accordingly. The Brazilian government used the crisis to enact reforms in its social security system. The economy reacted better than expected, inflation was relatively low and, as a result, valuations rebounded by year's end. The fund held a market-weight position in Mexico, another strong performer in 1999. Mexico's inflation rate decreased, while trade increased, employment was up and the peso was stable. Security selection within Mexico helped the position outperform its benchmark. The worldwide rally in the commodities markets was another significant factor in the fund's performance; most notably, the near doubling of oil prices during the year had a positive effect on many emerging-market countries since most of them are commodity exporters.

Q. WERE THERE ANY NEGATIVE STORIES IN 1999?

A. Ecuador was one. In August it became the first country to default on its Brady bonds, largely because its government was unwilling to carry out needed reforms to its banking sector. These reforms would have attracted much needed foreign capital into that country. As a result, Ecuador was the only country in the index to have finished the year with negative returns. While the fund did have very slight exposure to Ecuador that affected absolute performance, our dramatic underweighting of the country, compared to the benchmark, helped relative performance.

Q. JOHN, WHAT IS YOUR OUTLOOK FOR THE FUND?

A. More of the same - and by that I mean the fund's investment strategy will remain constant. Emphasis will continue to be placed on individual security selection utilizing Fidelity's extensive credit research capabilities. We look for sustained growth from emerging markets - aided by additional good economic news from developed markets, such as Japan, and continued non-inflationary growth in the
U. S. economy. We will continue to watch international events with interest, including the effect of Russia's announcement prior to year-end that Vladimir Putin was named interim president and called for elections in the first quarter of 2000.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks high current
income; as a secondary
objective, the fund seeks capital
appreciation

FUND NUMBER: 331

TRADING SYMBOL: FNMIX

START DATE: May 4, 1993

SIZE: as of December 31,
1999,
more than $219 million

MANAGER: John Carlson, since
1995; also lead manager,
Fidelity International Bond
Fund, since 1998; Fidelity
Strategic Income Fund, since
1998; joined Fidelity in
1995

JOHN CARLSON ON THE
NEWEST EMERGING-MARKET
DEBT BENCHMARK:

"During the 1990s, J.P. Morgan
established itself as a leading provider of emerging-market debt indexes. The first index, the Emerging Markets
Bond Index (EMBI), was introduced
in August 1992 and focused principally
on Brady bonds. As the nature and the
composition of the market changed,
J.P. Morgan updated its indexes. The
Emerging Markets Bond Index Plus
(EMBI+), introduced in July 1995,
expanded the scope of the EMBI to
include sovereign eurobonds, U.S.
dollar-denominated domestic bonds
and loans.

"In August 1999, J.P. Morgan
introduced its newest index, the EMBI
Global. The EMBI Global is similar to
the EMBI+, but includes a wider range
of countries: 26 in all, versus 16 for the EMBI+. The EMBI Global also includes more individual issues as a result of its different pricing criteria:
To be included in the EMBI+, a
security must have quotes from
several dealers and meet a maximum
bid/offer spread test, while the EMBI
Global only requires that quotes be
readily available. This paved the way
for 10 additional countries to join,
resulting in increased exposure to
Asian countries (15% of total) while
decreasing exposure to Latin
American countries (66% of total) as
compared to its other indexes.

"Comparing the fund's performance to
the EMBI Global will not change how
the fund is managed. Indeed, the new
index is closer in spirit to the
approach used in the past given the
fund's experience investing in the 10
additional countries now included in
the index."

INVESTMENT CHANGES


TOP FIVE COUNTRIES AS OF
DECEMBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

Brazil                         21.3                    20.2

Argentina                      15.7                    13.8

Mexico                         15.1                    14.8

Russia                         11.5                    11.7

Venezuela                      4.8                     9.1

PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE. TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY, INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL
POLITICAL AND CREDIT RISKS.

TOP FIVE HOLDINGS AS OF
DECEMBER 31, 1999

(BY ISSUER, EXCLUDING CASH     % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
EQUIVALENTS)                                           MONTHS AGO

Federative Republic of Brazil   15.7                    12.2

United Mexican States           12.3                    8.5

Republic of Argentina           11.9                    9.9

Russian Federation              6.4                     5.4

Republic of Venezuela           4.8                     9.1

                                51.1                    45.1



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF DECEMBER 31, 1999                                        AS OF JUNE 30, 1999

Corporate Bonds                 13.4%                          Corporate Bonds                 18.6%

Government  Obligations         66.5%                          Government  Obligations         59.3%

Supranational Obligations        0.1%                          Supranational Obligations        0.0%

Stocks                           3.6%                          Stocks                           4.9%

Other Investments                5.8%                          Other Investments                6.2%

Short-Term  Investments and                                    Short-Term  Investments and
Net Other Assets                10.6%                          Net Other Assets                11.0%

Row: 1, Col: 1, Value: 13.4                                    Row: 1, Col: 1, Value: 18.6
Row: 1, Col: 2, Value: 0.0                                     Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 66.5                                    Row: 1, Col: 3, Value: 59.3
Row: 1, Col: 4, Value: 0.1                                     Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.6                                     Row: 1, Col: 5, Value: 4.9
Row: 1, Col: 6, Value: 5.8                                     Row: 1, Col: 6, Value: 6.2
Row: 1, Col: 7, Value: 0.0                                     Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 10.6                                    Row: 1, Col: 8, Value: 11.0





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets



CORPORATE BONDS - 13.4%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

CONVERTIBLE BONDS - 1.5%

MALAYSIA - 1.5%

Telekom Malaysia BHD 4%           Baa3        $ 3,770,000                         $ 3,242,200
10/3/04

NONCONVERTIBLE BONDS - 11.9%

ARGENTINA - 1.6%

Compania Internacional de         BB     ARS   4,260,000                           3,536,295
Telecomunicaciones 10.375%
8/1/04 (Reg. S)

BRAZIL - 4.3%

Banco Nacional de
Desenvolvimento  Economico e
Social:

12.193% 6/16/08 (g)(h)            B2           2,830,000                           2,561,150

12.193% 6/16/08 (Reg. S) (h)      B2           7,700,000                           6,968,500

                                                                                   9,529,650

INDONESIA - 1.8%

APP International Finance Co.     Caa1         4,580,000                           3,858,650
11.75% 10/1/05

MALAYSIA - 1.4%

Petroliam Nasional BHD
(Petronas):

7.625% 10/15/26 (Reg. S)          A2           2,050,000                           1,814,250

yankee 7.625% 10/15/26 (g)        Baa3         1,440,000                           1,274,400

                                                                                   3,088,650

MAURITIUS - 0.9%

APP International Finance
(Mauritius) Ltd.:

0% 7/7/00 (g)                     Caa1         1,240,000                           1,140,800

0% 7/7/00 (Reg. S)                Caa1         970,000                             892,400

                                                                                   2,033,200

MEXICO - 1.5%

Alestra S. de R.L de CV           B2           1,400,000                           1,414,000
12.625% 5/15/09

Petroleos Mexicanos 9.5%          BB           1,990,000                           1,950,200
9/15/27

                                                                                   3,364,200

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

NETHERLANDS ANTILLES - 0.4%

Astra Overseas Finance BV         -           $ 2,410,000                         $ 831,450
(Reg. S)  0% 6/30/06

TOTAL NONCONVERTIBLE BONDS                                                         26,242,095

TOTAL CORPORATE BONDS                                                              29,484,295
(Cost $26,075,943)

GOVERNMENT OBLIGATIONS (I) -
66.5%

ARGENTINA - 14.1%

City of Buenos Aires euro         B1     ARS   5,820,000                           4,831,276
10.5% 5/28/04

Republic of Argentina:

BOCON 2.7696% 4/1/07 (h)          B1     ARS   12,324,203                          8,445,936

Brady:

discount euro 6.875% 3/31/23      B1           3,950,000                           3,140,250
(h)

par euro 6% 3/31/23               B1           6,860,000                           4,527,600

9.75% 9/19/27                     B1           6,950,000                           6,255,000

11.75% 2/12/07                    B1     ARS   2,210,000                           1,978,227

12.125% 2/25/19                   B1           1,600,000                           1,688,000

                                                                                   30,866,289

BRAZIL - 15.7%

Federative Republic of Brazil:

Brady:

capitalization bond 8% 4/15/14    B2           9,827,001                           7,394,819

debt conversion bond euro 7%      B2           10,010,000                          7,432,425
4/15/12 (h)

discount euro 6.9375% 4/15/24     B2           4,510,000                           3,421,963
(h)

new money bond L 7% 4/15/09       B2           9,115,000                           7,383,150
(Bearer) (h)

6.9375% 4/15/06 (h)               B2           4,803,400                           4,220,988

14.5% 10/15/09                    B2           4,210,000                           4,667,838

                                                                                   34,521,183

BULGARIA - 3.0%

Bulgarian Republic Brady:

discount A 6.5% 7/28/24 (h)       B2           3,320,000                           2,668,450

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

BULGARIA - CONTINUED

Bulgarian Republic Brady: -
continued

FLIRB A 2.75% 7/28/12 (h)         B2          $ 2,570,000                         $ 1,843,975

interest arrears bond 6.5%        B2           2,600,000                           2,057,250
7/28/11 (h)

                                                                                   6,569,675

COLOMBIA - 1.3%

Republic of Colombia 8.7%         Ba2          3,790,000                           2,937,250
2/15/16

CROATIA - 0.2%

Republic of Croatia 6.4563%       Baa3         536,573                             490,964
7/31/06 (h)

ECUADOR - 0.7%

Ecuador Republic Brady:

discount euro 6.75% 2/28/25       Caa3         1,280,000                           492,800
(c)(h)

par euro 4% 2/28/25 (c)(f)        Caa3         1,280,000                           440,000

past due interest euro 6.75%      Caa3         2,771,153                           672,005
2/28/15 (bearer) (c)(h)

                                                                                   1,604,805

JORDAN - 1.6%

Jordanian Kingdom Brady par       Ba3          5,250,000                           3,491,250
6% 12/23/23 (h)

KAZAKHSTAN - 0.5%

Kazakhstan Republic 13.625%       B1           920,000                             967,150
10/18/04 (g)

MEXICO - 12.3%

United Mexican States:

Brady:

discount A 6.9325% 12/31/19       Ba1          250,000                             234,375
(h)

discount C 6.8363% 12/31/19       Ba1          4,020,000                           3,768,750
(h)

discount D 6.4531% 12/31/19       Ba1          400,000                             375,000
(h)

par A 6.25% 12/31/19 unit         Ba1          3,610,000                           2,851,900

Brady par B 6.25% 12/31/19        Ba1          12,450,000                          9,835,500
unit

global bond 11.5% 5/15/26         Ba1          8,370,000                           9,981,223

value recovery rights 6/30/03:

discount A (j)                    -            385,000                             4

discount C (j)                    -            6,186,000                           62

discount D (j)                    -            615,000                             6

                                                                                   27,046,820

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

PERU - 1.7%

Peruvian Republic Brady:

FLIRB 3.75% 3/7/17 (h)            Ba3         $ 2,560,000                         $ 1,596,800

past due interest 4.5% 3/7/17     Ba3          2,910,000                           2,018,813
(h)

                                                                                   3,615,613

PHILIPPINES - 1.0%

Bangko Sentral Pilipinas 8.6%     Ba1          2,670,000                           2,222,775
6/15/27

POLAND - 0.5%

Republic of Poland 0% 12/21/01    A      PLN   5,270,000                           976,256

RUSSIA - 8.3%

Bank for Foreign Economic         Ca           7,920,000                           1,405,800
Affairs of Russia
(Vnesheconombank) interest
notes 6.9063% 12/15/15 (c)(h)

City of St. Petersburg Russia     Caa1         3,380,000                           2,163,200
9.5% 6/18/02 (Reg. S)

Russian Federation:

euro 12.75% 6/24/28 (Reg. S)      B3           4,180,000                           2,926,000

8.75% 7/24/05                     B3           4,130,000                           2,591,575

9.25% 11/27/01                    B3           2,880,000                           2,361,600

10% 6/26/07                       B3           3,160,000                           1,998,700

11% 7/24/18 (Reg. S)              B3           4,710,000                           2,884,875

11.75% 6/10/03                    B3           1,630,000                           1,263,250

Russian Federation Ministry       Ca           1,870,000                           603,075
of Finance 3% 5/14/03

                                                                                   18,198,075

SOUTH AFRICA - 0.5%

South African Republic 13%        Baa1   ZAR   6,670,000                           1,045,184
8/31/10

TURKEY - 0.4%

Turkish Republic 20.27%           -      TRL   228,760,960                         947,953
7/24/02 (e)(h)

VENEZUELA - 4.7%

Republic of Venezuela:

Brady:

FLIRB A 6.875% 3/31/07 (h)        B2           2,499,980                           1,962,484

par W-B euro 6.75% 3/31/20        B2           4,260,000                           2,912,775

global bond 13.625% 8/15/18       B2           3,500,000                           3,101,875

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

VENEZUELA - CONTINUED

Republic of Venezuela: -
continued

Oil recovery rights 4/15/20       -           $ 46,315                            $ 0
(j)

9.25% 9/15/27                     B2           3,370,000                           2,266,325

                                                                                   10,243,459

TOTAL GOVERNMENT OBLIGATIONS                                                       145,744,701
(Cost $126,986,835)

SUPRANATIONAL OBLIGATIONS -
0.1%



International Bank for            AAA    PLN   840,000                             200,097
Reconstruction & Development
15.5% 11/22/00 (Cost
$197,701)


COMMON STOCKS - 3.6%

                               SHARES

BRAZIL - 1.3%

Petrobras PN (Pfd. Reg.)        5,328,000               1,356,701

Telebras sponsored ADR (PFD     11,300                  1,452,050
Holder)

                                                        2,808,751

HONG KONG - 0.5%

China Telecom (Hong Kong)       8,900                   1,144,206
Ltd. sponsored ADR (a)

MEXICO - 1.3%

Cemex SA de CV:

ADR (a)                         3,775                   15,572

sponsored ADR (a)               39,000                  1,087,125

Fomento Economico Mexicano SA   25,800                  1,148,100
de CV sponsored ADR

Telefonos de Mexico SA de CV    5,500                   618,750
Series L sponsored ADR

                                                        2,869,547

SINGAPORE - 0.5%

Pacific Internet Ltd.           20,500                  962,219

TOTAL COMMON STOCKS                                     7,784,723
(Cost $5,554,816)


SOVEREIGN LOAN PARTICIPATIONS
- 4.6%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

ALGERIA - 0.7%

Algerian Republic loan
participation:

Series 1 - Deutsche Bank          -        $ 610,000                          $ 466,650
6.625% 9/4/06 (h)

Series 1 - The Chase              -         810,000                            619,650
Manhattan Bank 6.625% 9/4/06
(h)

Series 1- Societe Generale        -         610,000                            466,650
6.625% 9/4/06 (h)

                                                                               1,552,950

ANGOLA - 0.3%

Banco Nacional de Angola loan     -         4,922,048                          787,528
participation - Societe
Generale (a)

CAMEROON - 0.2%

Cameroon Republic:

loan participation - Societe      -   FRF   6,240,000                          124,452
Generale (a)

loan participation - Societe      -   DEM   4,510,000                          301,672
Generale (a)

                                                                               426,124

CONGO - 0.2%

Congo Republic loan               -         2,758,207                          358,567
participation - Societe
Generale (a)

MOROCCO - 1.1%

Moroccan Kingdom loan
participation:

Series A - Merrill Lynch,         -         1,291,428                          1,168,743
Pierce, Fenner & Smith, Inc.
6.8438% 1/1/09 (h)

Series A - Morgan Guaranty        -         730,000                            660,651
Trust Co. 6.8438% 1/1/09 (h)

Series A - Paribas Capital        -         650,000                            588,250
Markets  6.8438% 1/1/09 (h)

                                                                               2,417,644

RUSSIA - 2.1%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

- BankBoston Corp. 6.9063%        -         1,080,000                          172,800
12/15/20 (c)(h)

- Deutsche Bank 6.9063%           -         440,000                            70,400
12/15/20 (c)(h)

- ING Bank NV 6.9063%             -         440,000                            70,400
12/15/20 (c)(h)

- Lehman Commercial Paper,        -         810,000                            129,600
Inc. 6.9063% 12/15/20 (c)(h)

- Merrill Lynch, Pierce,          -         5,660,000                          905,600
Fenner & Smith, Inc. 6.9063%
12/15/20 (c)(h)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

RUSSIA - CONTINUED

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement: -
continued

- Morgan (J.P.) Securities,       -        $ 9,800,000                        $ 1,568,000
Inc. 6.9063% 12/15/20 (c)(h)

- Paribas Capital Markets         -         7,870,000                          1,259,200
6.9063% 12/15/20 (c)(h)

- The Chase Manhattan Bank        -         2,780,000                          444,800
6.9063% 12/15/20 (c)(h)

                                                                               4,620,800

TOTAL SOVEREIGN LOAN                                                           10,163,613
PARTICIPATIONS
(Cost $11,689,213)


CASH EQUIVALENTS - 9.5%

                           MATURITY AMOUNT

Investments in repurchase  $ 20,852,865          20,847,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 3.38%,
dated 12/31/99 due 1/3/00
(Cost $20,847,000)


PURCHASED OPTIONS - 1.2%

EXPIRATION DATE/STRIKE PRICE                       UNDERLYING FACE AMOUNT AT VALUE              VALUE (NOTE 1)

RUSSIA - 1.1%

The Deutsche Bank Call Option   April 00/ 8.75     $ 5,296,000                                  $ 2,465,950
on $33,100,000 notional
amount of Bank for Foreign
Economic Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement -
Deutsche Bank 6.9063%
12/15/20

VENEZUELA - 0.1%

The Deutsche Bank Call Option   January 00/ 78.25   13,821,818                                   201,523
on  $17,523,700 notional
amount of Republic  of
Venezuela Brady debt
conversion bond  euro
6.3125% 12/18/07

TOTAL PURCHASED OPTIONS                                                                          2,667,473
(Cost $1,210,100)


TOTAL INVESTMENT PORTFOLIO -                                                                     216,891,902
98.9%
(Cost $192,561,608)

NET OTHER ASSETS - 1.1%                                                                          2,462,634

NET ASSETS - 100%                                                                              $ 219,354,536

SECURITY TYPE ABBREVIATION

FLIRB                       -   Front Loaded Interest
                                Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                         -   Argentine peso

DEM                         -   German deutsche mark

FRF                         -   French franc

PLN                         -   Polish zloty

TRL                         -   Turkish lira

ZAR                         -   South African rand

LEGEND

(a) Non-income producing

(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal Amount is stated in United States dollars unless otherwise noted.

(e) Principal Amount in thousands.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,943,500 or 2.7% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        0.8%       AAA, AA, A    0.5%

Baa               2.8%       BBB           8.4%

Ba                18.1%      BB            33.9%

B                 49.9%      B             25.3%

Caa               4.5%       CCC           5.3%

Ca, C             0.9%       CC, C         4.2%

                             D             0.9%

The percentage not rated by Moody's or S&P amounted to 5.4%. FMR has determined that unrated debt securities that are lower quality account for 5.4% of the total value of investment in securities.

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $194,436,105. Net unrealized appreciation aggregated $22,455,797, of which $27,044,007 related to appreciated investment securities and $4,588,210 related to depreciated investment securities.

At December 31, 1999, the fund had a capital loss carryforward of approximately $62,284,000 of which $50,343,000 and $11,941,000 will expire on December 31, 2006 and 2007, respectively.

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to foreign countries or possessions of the United States are 100% and less than 1%, respectively (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        DECEMBER 31, 1999

ASSETS

Investment in securities, at                $ 216,891,902
value (including repurchase
agreements of $20,847,000)
(cost $192,561,608) - See
accompanying schedule

Cash                                         1,403,540

Receivable for fund shares                   247,224
sold

Dividends receivable                         6,396

Interest receivable                          3,848,421

 TOTAL ASSETS                                222,397,483

LIABILITIES

Payable for investments        $ 1,403,404
purchased

Payable for fund shares         578,307
redeemed

Distributions payable           772,719

Accrued management fee          120,594

Other payables and accrued      167,923
expenses

 TOTAL LIABILITIES                           3,042,947

NET ASSETS                                  $ 219,354,536

Net Assets consist of:

Paid in capital                             $ 259,769,297

Undistributed net investment                 209,707
income

Accumulated undistributed net                (64,948,068)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  24,323,600
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 19,715,059                  $ 219,354,536
shares outstanding

NET ASSET VALUE, offering                    $11.13
price and redemption price
per share ($219,354,536
(divided by) 19,715,059
shares)

STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME                             $ 284,832
Dividends

Interest                                       21,719,294

                                               22,004,126

Less foreign taxes withheld                    (23,651)

 TOTAL INCOME                                  21,980,475

EPENSES

Management fee                   $ 1,362,735

Transfer agent fees               496,924

Accounting fees and expenses      110,979

Non-interested trustees'          1,412
compensation

Custodian fees and expenses       56,388

Registration fees                 29,862

Audit                             73,909

Legal                             3,028

Reports to shareholders           15,917

Miscellaneous                     4,959

 Total expenses before            2,156,113
reductions

 Expense reductions               (11,514)     2,144,599

NET INVESTMENT INCOME                          19,835,876

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            7,360,915

 Foreign currency transactions    117,405      7,478,320

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            34,332,866

 Assets and liabilities in        5,282        34,338,148
foreign currencies

NET GAIN (LOSS)                                41,816,468

NET INCREASE (DECREASE) IN                    $ 61,652,344
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 19,835,876                  $ 29,296,821
income

 Net realized gain (loss)         7,478,320                     (66,312,156)

 Change in net unrealized         34,338,148                    (19,967,848)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       61,652,344                    (56,983,183)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (20,338,637)                  (25,046,743)
From net investment income

 Return of capital                -                             (4,765,993)

 TOTAL DISTRIBUTIONS              (20,338,637)                  (29,812,736)

Share transactions Net            58,696,227                    124,884,456
proceeds from sales of shares

 Reinvestment of distributions    17,217,253                    26,508,421

 Cost of shares redeemed          (105,969,618)                 (237,972,754)

 NET INCREASE (DECREASE) IN       (30,056,138)                  (86,579,877)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   255,111                       382,995

  TOTAL INCREASE (DECREASE)       11,512,680                    (172,992,801)
IN NET ASSETS

NET ASSETS

 Beginning of period              207,841,856                   380,834,657

 End of period (including        $ 219,354,536                 $ 207,841,856
under (over) distribution
of net investment income of
$209,707 and $(1,790,840),
respectively)

OTHER INFORMATION
Shares

 Sold                             5,890,616                     11,840,971

 Issued in reinvestment of        1,702,413                     2,410,872
distributions

 Redeemed                         (11,004,023)                  (20,498,133)

 Net increase (decrease)          (3,410,994)                   (6,246,290)


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 8.990    $ 12.970   $ 12.960   $ 9.950    $ 10.190
of period

Income from Investment            .975 A     1.201 A    1.065 A    .866       1.222
Operations Net investment
income

Net realized and unrealized       2.162      (3.980)    1.105      3.035      (.583)
gain (loss)

Total from investment             3.137      (2.779)    2.170      3.901      .639
operations

Less Distributions

From net investment income        (1.010)    (1.022)    (1.318)    (.932)     (.916)

From net realized gain            -          -          (.870)     -          -

Return of capital                 -          (.195)     -          -          -

Total distributions               (1.010)    (1.217)    (2.188)    (.932)     (.916)

Redemption fees added to          .013       .016       .028       .041       .037
paid in capital

Net asset value, end of period   $ 11.130   $ 8.990    $ 12.970   $ 12.960   $ 9.950

TOTAL RETURN                      36.69%     (22.38)%   17.52%     41.39%     7.97%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 219,355  $ 207,842  $ 380,835  $ 310,145  $ 176,499
(000 omitted)

Ratio of expenses to average      1.07%      1.13%      1.08%      1.09%      1.17%
net assets

Ratio of net investment           9.88%      10.50%     7.56%      7.68%      9.51%
income to average net assets

Portfolio turnover rate           273%       488%       656%       405%       306%


A NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts and foreign currency options, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable.

The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for options, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period ended December 31, 1998, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

OPTIONS. The fund may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities, except purchased options on foreign currency which are included in realized gains (losses) on foreign currency transactions.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities

2. OPERATING POLICIES -
CONTINUED

RESTRICTED SECURITIES - CONTINUED

are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $10,163,613 or 4.6% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $510,664,483 and $539,607,900, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .0920% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of
 .68% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting,

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES - CONTINUED

printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $6,806 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,918 and $790, respectively, under these arrangements.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity New Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity School Street Trust) at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Markets Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 9, 2000

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on January 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect as Trustees the following twelve nominees.*

               # OF             % OF
               VOTES CAST       VOTES CAST
RALPH F. COX
Affirmative    814,338,552.11   96.934

Withheld       25,758,515.57    3.066

TOTAL          840,097,067.68   100.000

PHYLLIS BURKE DAVIS
Affirmative    813,431,700.66   96.826

Withheld       26,665,367.02    3.174

TOTAL          840,097,067.68   100.000

ROBERT M. GATES
Affirmative    813,596,737.90   96.846

Withheld       26,500,329.78    3.154

TOTAL          840,097,067.68   100.000

EDWARD C. JOHNSON 3D
Affirmative    813,835,876.78   96.874

Withheld       26,261,190.90    3.126

TOTAL          840,097,067.68   100.000

DONALD J. KIRK
Affirmative    814,093,254.28   96.905

Withheld       26,003,813.40    3.095

TOTAL          840,097,067.68   100.000

NED C. LAUTENBACH
Affirmative    814,540,357.90   96.958

Withheld       25,556,709.78    3.042

TOTAL          840,097,067.68   100.000

               # OF             % OF
               VOTES CAST       VOTES CAST
PETER S. LYNCH
Affirmative    813,923,515.86   96.884

Withheld       26,173,551.82    3.116

TOTAL          840,097,067.68   100.000

WILLIAM O. MCCOY
Affirmative    814,199,679.06   96.917

Withheld       25,897,388.62    3.083

TOTAL          840,097,067.68   100.000

GERALD C. MCDONOUGH
Affirmative    813,046,169.46   96.780

Withheld       27,050,898.22    3.220

TOTAL          840,097,067.68   100.000

MARVIN L. MANN
Affirmative    814,171,034.14   96.914

Withheld       25,926,033.54    3.086

TOTAL          840,097,067.68   100.000

ROBERT C. POZEN
Affirmative    813,531,175.55   96.838

Withheld       26,565,892.13    3.162

TOTAL          840,097,067.68   100.000

THOMAS R. WILLIAMS
Affirmative    812,970,905.77   96.771

Withheld       27,126,161.91    3.229

TOTAL          840,097,067.68   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    100,742,914.10   95.586

Against        1,808,549.43     1.715

Abstain        2,844,130.45     2.699

TOTAL          105,395,593.98   100.000

PROPOSAL 3
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         730,889,811.70   88.758

Against             44,830,500.57    5.445

Abstain             47,739,235.29    5.797

TOTAL               823,459,547.56   100.000

Broker Non-Votes    16,637,520.12

PROPOSAL 4
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    97,887,364.72    92.876

Against        3,158,904.75     2.997

Abstain        4,349,324.51     4.127

TOTAL          105,395,593.98   100.000

PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    97,891,806.82    92.880

Against        3,166,751.64     3.005

Abstain        4,337,035.52     4.115

TOTAL          105,395,593.98   100.000

PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity
International Investment Advisors for the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    97,953,168.71    92.939

Against        3,038,181.71     2.882

Abstain        4,404,243.56     4.179

TOTAL          105,395,593.98   100.000

PROPOSAL 7
To approve an amended sub-advisory agreement between Fidelity
International Investment Advisors and Fidelity International
Investment Advisors (U.K.) Limited for the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    97,657,861.32    92.658

Against        3,271,295.92     3.104

Abstain        4,466,436.74     4.238

TOTAL          105,395,593.98   100.000

PROPOSAL 8
To approve an amended sub-advisory agreement with Fidelity Investments Japan Limited for the fund.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    97,278,698.29    92.299

Against        3,564,007.56     3.381

Abstain        4,552,888.13     4.320

TOTAL          105,395,593.98   100.000

* DENOTES TRUST-WIDE PROPOSALS AND
 VOTING RESULTS.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors, Pembroke, Bermuda
Fidelity International Investment
 Advisors (U.K.) Limited, London, England
Fidelity Investments Japan Limited
 Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
John H. Carlson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

NMI-ANN-0200  88600
1.540082.102

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

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